UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22951

FundX Investment Trust
 (Exact name of registrant as specified in charter)

235 Montgomery Street, Suite 1049
San Francisco, CA 94104
(Address of principal executive offices) (Zip code)

Jason Browne
235 Montgomery Street, Suite 1049
San Francisco, CA 94101
 (Name and address of agent for service)

(415) 248-8366
Registrant's telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period:  September 30, 2016

Item 1. Reports to Stockholders.

2016

Annual Report

September 30, 2016

Upgrader Fund

Aggressive Upgrader Fund

Conservative Upgrader Fund

Flexible Income Fund

Tactical Upgrader Fund

Flexible Total Return Fund

FundX

UPGRADER FUNDS

Annual Report 2016	Upgraderfunds.com	1

1969	DAL Investment Company is a Registered Investment Advisor (RIA)

Knowledgeable Portfolio Management
We’ve been managing portfolios of noload mutual funds since 1969. We monitor thousands of mutual funds and ETFs and make timely portfolio changes.

A Strategy You Can Understand
We developed the Upgrading strategy, which is designed to keep our portfolios invested in top-ranked funds. Upgrading ranks no-load mutual funds and ETFs based on recent performance. We buy top performers and hold these funds only while they remain top ranked.

FundX Upgrader Funds
The FundX Upgrader Funds are a series of mutual funds that invest in underlying mutual funds and exchange traded funds (ETFs) based on our Upgrading strategy. The Funds offer various levels of potential risk and reward.

A Portfolio that Responds to Market Changes
Market  leadership  rotates  between  large-cap  and smallcap stocks, growth and value styles of investing, and geographic regions. Our Upgrading strategy aligns the FundX Upgrader Fund portfolios with leadership trends. The FundX Upgrader Funds have the flexibility to invest both domestically and globally in the sectors, regions and strategies we identify as being in sync with current market leadership.

1976	The firm starts publishing NoLoad FundX newsletter.

2001	The firm packages its most popular growth model as a mutual fund, introducing the FundX Upgrader Fund (FUNDX).

2002	Inception of three additional funds: FundX Aggressive Upgrader Fund (HOTFX), FundX Conservative Upgrader Fund (RELAX), and FundX Flexible Income Fund (INCMX).

2012	DAL Investment Company is renamed FundX Investment Group.

2	Annual Report 2016

September 30, 2016

Dear Fellow Shareholders,
Stocks, bonds and the Upgrader Funds all had gains for the 12 months ending September 30, 2016. Of course, in order to participate in these gains, you had to stay disciplined through the market’s sharp sell-off in early 2016; the constant speculation about what might happen when interest rates rise; and the fear and uncertainty around the U.S. Presidential election.

For the year ending September 30, 2016, the large-cap U.S. S&P 500 Index gained 15.43%, and the global MSCI All-Country World Index gained 11.96%. The equity Upgrader Funds (FundX Upgrader, Aggressive Upgrader and Tactical Upgrader) trailed the indexes for the Annual Report period. Mature foreign markets fared less well; the EAFE Index gained 6.52% and the S&P Europe 350 Index was up just 2.52% for that 12-month period.

A Swift and Decisive Change in Market Trends
Stock markets changed swiftly and decisively since our last Annual Report. The large-cap growth trend, which had been in place for the past few years, ended in the first few weeks of 2016, and other areas of the market started to bring in better returns.

Initially, defensive funds like dividend funds and low volatility funds, were the place to be since these funds had held up best in the early 2016 decline. But soon mid-caps, particularly mid-cap value funds, and then small-caps surpassed these defensive funds. Toward the end of the Annual Report period, some foreign and global funds had taken the lead.

These changes prompted some changes in the equity Upgrader Fund portfolios. This year we have systematically replaced large-cap growth funds with dividend, low volatility, mid-cap, value and even some foreign funds that had stronger returns. By the end of the Annual Report period, the Fund portfolios were more broadly diversified than they were a year ago; most of the Funds now have exposure to large-, mid-, and small-cap funds, growth and value funds, and U.S. and foreign funds.

Our Upgrading strategy responded to the market’s change over time, as the strategy is designed to do. But our gradual, disciplined approach was no match for the market’s abrupt move away from large-cap growth. Our strategy seeks to capitalize on trends that typically build over the course of a few months or even years, but large-cap growth fell completely out of favor in a matter of weeks – and we owned large-cap growth funds during these weeks.

We started the year with substantial exposure to these funds, which had done well in 2015. But the funds plunged in the first six weeks of the 2016, losing more than the market and dragging down the performance of the equity Upgrader Funds’ for the first quarter. The subsequent changes we made to the Fund portfolios put the Funds in positive territory for the year, but they remain below their benchmarks as of September 30, 2016.

Bond Markets Defied Expectations
Bonds, on the other hand, were remarkably steady over the past year. The Fed increased interest rates in December 2015 and most expected that rate hikes would continue in 2016, but instead rates stayed low, and investors who avoided bonds missed out on good gains. The Barclays Aggregate Bond Index was up 5.19% for the Annual Report period. The Flexible Income Fund (INCMX) outpaced the index, up 5.89% for the year, and the Flexible Total Return Fund (TOLLX) gained 4.94%.

Virtually all areas of the bond market were up for the year ending September 30, 2016, and some of the strongest gains have come from high-yield bonds, foreign bonds, and floating-rate fund – all areas that we own in the Flexible Funds.

How You Respond to Changing Markets Matters
Stock and bond markets change over time, and one thing we’ve learned in our 47 years of fund investing is that how you respond to these changes likely determines your ability to achieve your long-term goals.

The Upgrader Funds are designed to help you adapt to changing markets in a disciplined way that has been proven over many years and in many different kinds of markets. We’ve been using Upgrading to capitalize on market trends since 1969. We’ve seen firsthand how it has helped people reach their long-term goals and stay on track in an ever-changing world.

Janet Brown
 President, FundX Investment Group

Annual Report 2016	Upgraderfunds.com	3

Past performance does not guarantee future results.

The information provided in this letter represents the opinion of the author and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Mutual fund investing involves risk. Principal loss is possible. The FundX Upgrader Funds (“Funds”) are considered “funds of funds” and an investor will indirectly bear the principal risks and its share of the fees and expenses of the underlying funds. Shareholders will pay higher expenses than they would if they invested directly in the underlying funds. The Funds employ an “Upgrading” strategy whereby investment decisions are based on near-term performance, however, the Funds may be exposed to the risk of buying underlying funds immediately following a sudden, brief surge in performance that may be followed by a subsequent drop in market value. The Funds invest in underlying funds and these underlying funds may invest in securities of small companies, which involve greater volatility than investing in larger, more established companies, or they may invest in foreign securities, which involve greater volatility and political, economic and currency risks and differences in accounting methods; these risks are greater for investments in emerging markets. The underlying funds may invest in debt securities, which typically decrease in value when interest rates rise; this risk is usually greater for longer-term debt securities. Lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher rated securities. While the Upgrader Funds are diversified, the underlying funds may invest in a limited number of issuers and therefore may be considered non-diversified. The underlying funds may engage in short sales; an underlying fund’s investment performance may suffer if it is required to close out a short position earlier than intended. Some underlying funds may borrow money for leveraging and will incur interest expense. Some underlying funds may use derivatives,which involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. ETFs are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an ETF’s shares may trade at a discount to its net asset value, an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a Fund’s ability to sell its shares. The underlying funds may invest in asset-backed and mortgage-backed securities, which involve additional risks such as credit risk, prepayment risk, possible illiquidity and default, and increased susceptibility to adverse economic developments. The underlying funds, particularly some ETFs, may use investment techniques considered to be aggressive, including using futures contracts, options on futures contracts, securities and indices, forward contracts, swap agreements and similar instruments.

Sector weighting and fund holdings are subject to change at any time and mention of them should not be construed as recommendations to buy or sell any security. Please refer to the Schedule of Investments in this report for further sector and holdings information.

Correlation is the degree which two assets move in relation to each other.

References to other funds should not be interpreted as an offer of these securities.

The S&P 500® Index is an unmanaged index generally representative of the market for the stocks of large sized U.S. companies.

The Barclays Aggregate Bond Index is an unmanaged index generally representative of intermediate-term government bonds, investment grade corporate debt securities and mortgage-backed securities. An investment cannot be made directly in an index.

The MSCI All Country World Index (ACWI) is a market capitalization weighted index designed to provide a broad measure of equity-market performance throughout the world.

The S&P Europe 350 consists of 350 leading blue-chip companies drawn from 16 developed European markets.

The MSCI EAFE Index is designed to represent the performance of large and mid-cap securities across 21 developed markets, including countries in Europe, Australasia and the Far East, excluding the U.S. and Canada.

While the funds are no-load, management fees and expenses still apply. Diversification does not assure a profit or protect against a loss in a declining market. Please refer to prospectus for further details.

Must be preceded or accompanied by a prospectus.

The FundX Upgrader Funds are distributed by Quasar Distributors, LLC.

4	Annual Report 2016

FUNDX	Upgrader Fund Growth Fund

Upgrader Fund (FUNDX)
The Upgrader Fund (FUNDX) is meant to be a core holding for investors who seek to participate in global stock market trends, such as the rotation between growth and value stocks, large- and small-cap stocks, and international and domestic stocks.

FUNDX focuses on diversified equity funds that tend to have average risk; the Fund may have limited exposure to more aggressive funds and sector funds. It invests in funds and ETFs that have strong recent returns because these funds may continue to do well in the coming months or even years.

FUNDX gained 8.05% for the trailing 12 months through September 30, trailing the S&P 500, which was up 15.43%, and the MSCI All-Country World Index, up 11.96%.

2016 Brought a Big Change in Market Trends
At the start of the Annual Report period, we were in the midst of a multiyear large-cap growth trend. We’d bought into large-cap growth funds back in 2014, and as these funds continued to do well, we’d increased our exposure to them. By September 30, 2015, FUNDX was primarily invested in large-cap growth funds and ETFs, particularly technology-focused funds.

But markets changed abruptly in the first few weeks in 2016: Large-cap growth and technology fell out of favor, and other areas of the market, like dividend, low volatility, funds and mid-cap value funds, were suddenly the place to be.

As the market moved away from large-cap growth stocks, we took action and began to systematically replace large-cap growth funds. Initially, we bought into more defensive funds, like dividend ETFs and low volatility funds, which had held up better in the early 2016 decline. When mid- and small-cap value started to bring in good recent returns, we added exposure to mid-cap value funds and ETFs as well.

By September 30, 2016, we’d replaced every fund that FUNDX owned at the start of the Annual Report period and the Fund now was substantially invested in mid-cap value funds. These changes helped FUNDX recover from its first quarter losses and move into positive territory for the Annual Report period.

A Year of Sector Rotations
The Annual Report period also included some major sector rotations. FUNDX had limited (10%) exposure to sector funds during the year ending September 30, 2016, and at the start of the Annual Report period, it held mostly health-care sector funds like PowerShares Pharma (PJP) and T. Rowe Price Health Sciences (PRHSX).

Health care began to fall out of favor midway through 2015, and consistent with our Upgrading strategy, we moved on, selling health-care funds and buying into stronger-performing banking and technology funds in the fourth quarter. Unfortunately, banking and technology stocks were hit hard in the early 2016 decline, but our policy of taking smaller positions in sector funds and ETFs helped to limit our losses. We didn’t wait around to see if these sectors would recover. Instead, we cut our losses and moved on to the sectors that had held up best in the decline, like utilities, consumer staples and gold. Technology, which lost more than the market in the first six weeks of 2016, did eventually bounce back, and we added a small position in Market Vectors Semiconductors (SMH) in the third quarter.

Is a New Trend Emerging?
As of this Annual Report, there are signs that another new market trend is developing. Emerging markets, which had been solidly out of favor for years (emerging markets had losses in four of the past five years), turned a corner in 2016 and have had strong recent returns. Emerging markets can be sensitive to interest rates, but they’ve have actually done well since the Federal Reserve raised rates in December 2015.

FUNDX can invest globally, and we’ve recently begun to buy into emerging market funds, although we take small positions in these funds because they can be volatile. As of September 30, 2016, FUNDX had 5.5% invested in emerging markets funds like iShares MSCI All Country Asia -Excluding Japan (AAXJ) and Vanguard FTSE Emerging Markets (VWO).

Because Markets Change
One thing we’ve learned in our 47 years of fund investing is that change is a constant. Even the most compelling market trends eventually give way to something new, and we believe that adapting to these changes has the potential to reward investors over the long term.

Annual Report 2016	Upgraderfunds.com	5

FundX Upgrader Fund
Value of $10,000 vs S&P 500 Index and MSCI ACWI Index

$25,000
$20,000
$15,000
$10,000
$5,000
9/30/06
'07
'08
'09
'10
'11
'12
'13
'14
'15
9/30/16
FundX Upgrader Fund $15,779
S&P 500 Index $20,114
MSCI ACWI Index $15,295

This chart illustrates the performance of a hypothetical $10,000 investment, including reinvested dividends and distributions, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced.

As of 9/30/16	1 Year	3 Year	5 Year	10 Year
FundX Upgrader Fund	8.05%	6.56%	12.26%	4.67%
S&P 500 Index	15.43%	11.16%	16.37%	7.24%
MSCI ACWI Index	11.96%	5.17%	10.63%	4.34%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.upgraderfunds.com.

The S&P 500 Index is an unmanaged index generally representative of the market for the stocks of large sized U.S. companies. The figures above reflect all dividends reinvested but do not reflect any deductions for fees, expenses, or taxes. One cannot invest directly in an index.

6	Annual Report 2016

FUNDX	Upgrader Fund Growth Fund

0.3% Short-Term Investments,
net of Other Liabilities

SCHEDULE OF INVESTMENTS AT SEPTEMBER 30, 2016
Shares	Investment Companies: 99.7%	Value
	Sector Funds: 7.2%
21,000	iShares Cohen & Steers REIT ETF	$2,202,900
184,729	Janus Global Technology Fund - Class I	4,553,571
177,400	VanEck Vectors Gold Miners ETF	4,688,682
69,400	VanEck Vectors Semiconductor ETF	4,821,218
	Total Sector Funds	16,266,371

	Aggressive Funds: 21.4%
132,935	AMG Yacktman Focused Fund - Institutional Class	2,855,438
65,700	iShares MSCI All Country Asia ex Japan ETF	3,976,164
24,700	iShares Russell 2000 Value ETF	2,587,325
67,500	iShares S&P Small-Cap 600 Value ETF	8,424,675
33,386	Janus Enterprise Fund - Class I	3,225,122
171,756	Matthews Pacific Tiger Fund - Institutional Class	4,463,931
41,488	Oppenheimer Global Opportunities Fund - Class Y	2,127,505
95,482	Parnassus Mid-Cap Fund - Institutional Class	2,775,677
443,000	PowerShares High Yield Equity Dividend Achievers Portfolio	7,034,840
100,700	Vanguard FTSE Emerging Markets ETF	3,789,341
94,000	WisdomTree SmallCap Dividend Fund	7,069,740
	Total Aggressive Funds	48,329,758

	Core Funds: 71.1%
1,685,770	American Century Equity Income Fund - Institutional Class	15,188,784
1,186,775	Artisan Value Fund - Investor Class ^	15,546,753
117,954	Clipper Fund ^	12,674,179
250,065	Federated Strategic Value Dividend Fund - IS Class	1,545,404
102,400	iShares Core S&P Mid-Cap ETF	15,842,304
125,600	iShares Russell Mid-Cap Value ETF	9,642,312
119,100	iShares S&P Mid-Cap 400 Value ETF	15,840,300
199,100	iShares Select Dividend ETF	17,060,879
371,974	Jensen Quality Growth Fund - Class I	14,923,591
90,872	Mairs & Power Growth Fund	10,604,799
221,765	Parnassus Endeavor Fund - Institutional Class	7,052,115
191,900	PowerShares S&P 500 Low Volatility Portfolio	7,961,931
198,900	SPDR S&P Dividend ETF	16,779,204
	Total Core Funds	160,662,555

	Total Investment Companies
	(Cost $213,654,143)	225,258,684

Annual Report 2016	Upgraderfunds.com	7

FUNDX	Upgrader Fund Growth Fund

SCHEDULE OF INVESTMENTS AT SEPTEMBER 30, 2016
Shares		Value
	Short-Term Investments: 0.4%
828,793	Fidelity Institutional Money Market Funds - Government Portfolio - Institutional Class, 0.270% #	$828,793

	Total Short-Term Investments
	(Cost $828,793)	828,793

	Total Investments: 100.1%
	(Cost $214,482,936)	226,087,477
	Liabilies in Excess of Other Assets: (0.1)%	(129,026)

	Net Assets: 100.0%	$225,958,451

#	Annualized seven-day yield as of September 30, 2016.
^
A portion of the securities held by the fund are considered to be illiquid. The fair value total of the portion of all such illiquid securities is $8,994,842 (representing 4.0% of net assets). See note 2 of the financial statements.
The accompanying notes are an integral part of these financial statements.

8	Annual Report 2016

HOTFX	Aggressive Upgrader Fund Aggressive Growth Fund

Aggressive Upgrader Fund (HOTFX)
The Aggressive Upgrader Fund (HOTFX) can be an aggressive component of a more diversified portfolio or it could be a core holding for investors who are able to withstand above-average volatility.

HOTFX seeks to capitalize on sector rotations as well as broad market trends, such as the rotation between growth and value stocks, large- and small-cap stocks, and international and domestic stocks. It invests in aggressive equity funds and sector funds that have strong recent returns because funds that have done well recently may continue to do well in the coming months or even years.

HOTFX gained 8.67% for the trailing 12 months through September 30, trailing the S&P 500, which gained 15.43% and the MSCI All-Country World Index (ACWI), up 11.96%.

2016 Brought a Big Change In Market Trends
At the start of the Annual Report period, we were in the midst of a multiyear large-cap growth trend and HOTFX had substantial exposure to these funds, particularly funds that were concentrated in technology stocks.

But markets changed abruptly in the first few weeks in 2016: Large-cap growth and technology fell out of favor, and other areas of the market, like dividend funds and mid-cap value funds, were suddenly the place to be.

As the market moved away from large-cap growth stocks, we took action and began to systematically replace large-cap growth funds. Initially, we bought into more defensive funds, like dividend ETFs, which had held up better in the early 2016 decline. And when mid- and small-cap value started to bring in good recent returns, we added exposure to mid-cap value funds and ETFs.

By September 30, 2016, we’d replaced every fund that HOTFX owned at the start of the Annual Report period and the Fund held primarily dividend funds and mid- and small-cap value funds. These changes helped HOTFX recover from its first quarter losses and move into positive territory for the Annual Report period.

A Year of Sector Rotations
HOTFX can have significant positions in sector funds, and the Annual Report period also included some major sector rotations. At the start Annual Report period, HOTFX held health-care sector funds like PowerShares Pharma (PJP) and T. Rowe Price Health Sciences (PRHSX).

Health care began to fall out of favor midway through 2015, and consistent with our Upgrading Strategy, we moved on, selling health-care funds and buying into stronger-performing banking and technology funds in the fourth quarter. This proved to be a misstep as banking and technology stocks were hit hard in the early 2016 decline, but our policy of taking smaller positions in sector funds and ETFs helped to limit our losses.

We didn’t wait around to see if these sectors would recover. Instead, we cut our losses and moved on to the sectors that had held up best in the decline, like utilities, consumer staples and gold. Technology, which lost more than the market in the first six weeks of 2016, did eventually bounce back, and we added Janus Global Technology (JATIX) and Market Vectors Semiconductors (SMH) in the third quarter.

Is a New Trend Emerging?
As of this Annual Report, there are signs that another new market trend is developing. Emerging markets, which had been solidly out of favor for years (emerging markets had losses in four of the past five years), turned a corner in 2016 and have had strong recent returns. Emerging markets can be sensitive to interest rates, but they’ve have actually done well since the Federal Reserve raised rates in December 2015.

HOTFX can invest globally and can be substantially invested in single country and emerging markets funds. We bought into emerging market funds in the third quarter of 2016, and as of September 30, 2016, HOTFX had about 25% invested in foreign and emerging markets funds like Matthews Pacific Tiger (MIPTX) and Vanguard FTSE Emerging Markets (VWO).

Because Markets Change
One thing we’ve learned in our 47 years of fund investing is that change is a constant. Even the most compelling market trends eventually give way to something new, and we believe that adapting to these changes has the potential to reward investors over the long term.

Annual Report 2016	Upgraderfunds.com	9

FundX Aggressive Upgrader Fund
Value of $10,000 vs S&P 500 Index and MCSI ACWI Index

$25,000
$20,000
$15,000
$10,000
$5,000
9/30/06
'07
'08
'09
'10
'11
'12
'13
'14
'15
9/30/16
FundX Aggressive Upgrader Fund $15,778
S&P 500 Index $20,114
MSCI ACWI Index $15,295

This chart illustrates the performance of a hypothetical $10,000 investment, including reinvested dividends and distributions, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced.

As of 9/30/16	1 Year	3 Year	5 Year	10 Year
FundX Aggressive Upgrader Fund	8.67%	5.57%	11.70%	4.67%
S&P 500 Index	15.43%	11.16%	16.37%	7.24%
MSCI ACWI Index	11.96%	5.17%	10.63%	4.34%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.upgraderfunds.com.

The S&P 500 Index is an unmanaged index generally representative of the market for the stocks of large sized U.S. companies. The figures above reflect all dividends reinvested but do not reflect any deductions for fees, expenses, or taxes. One cannot invest directly in an index.

10	Annual Report 2016

HOTFX	Aggressive Upgrader Fund Aggressive Growth Fund

0.2% Short-Term Investments,
net of Other Liabilities

SCHEDULE OF INVESTMENTS AT SEPTEMBER 30, 2016
Shares	Investment Companies: 99.8%	Value
	Sector Funds: 23.5%
25,000	iShares Cohen & Steers REIT ETF	$2,622,500
110,837	Janus Global Technology Fund - Class I	2,732,143
135,300	VanEck Vectors Gold Miners ETF	3,575,979
53,000	VanEck Vectors Semiconductor ETF	3,681,910
	Total Sector Funds	12,612,532

	Aggressive Funds: 76.3%
113,190	AMG Yacktman Focused Fund - Institutional Class	2,431,324
67,600	iShares MSCI All Country Asia ex Japan ETF	4,091,152
39,100	iShares Russell 2000 Value ETF	4,095,725
32,700	iShares S&P Small-Cap 600 Value ETF	4,081,287
155,218	Matthews Asia Dividend Fund - Institutional Class	2,634,040
103,054	Matthews Pacific Tiger Fund - Institutional Class	2,678,359
76,860	Oppenheimer Global Opportunities Fund - Class Y	3,941,400
25,225	Parnassus Mid-Cap Fund - Institutional Class	733,297
257,300	PowerShares High Yield Equity Dividend Achievers Portfolio	4,085,924
108,200	Vanguard FTSE Emerging Markets ETF	4,071,566
36,300	Vanguard Small-Cap Value ETF	4,016,958
53,000	WisdomTree SmallCap Dividend Fund	3,986,130
	Total Aggressive Funds	40,847,162

	Total Investment Companies
	(Cost $50,014,479)	53,459,694

	Short-Term Investments: 0.4%
202,399	Fidelity Institutional Money Market Funds - Government Portfolio - Institutional Class, 0.270% #	202,399

	Total Short-Term Investments
	(Cost $202,399)	202,399

	Total Investments: 100.2%
	(Cost $50,216,878)	53,662,093
	Liabilities in Excess of Other Assets: (0.2)%	(131,230)
	Net Assets: 100.0%	$53,530,863

#	Annualized seven-day yield as of September 30, 2016.
The accompanying notes are an integral part of these financial statements.

Annual Report 2016	Upgraderfunds.com	11

RELAX	Conservative Upgrader Fund Balanced Fund

Conservative Upgrader Fund (RELAX)
The Conservative Upgrader Fund (RELAX) is designed for investors who seek the growth potential of a stock fund with the lower volatility of a fixed income fund. RELAX offers investors a balanced portfolio of stock and bond funds.

RELAX’s stock fund positions seek to capitalize on broad stock market trends, such as the rotation between growth and value stocks, large- and small-cap stocks, and international and domestic stocks. RELAX’s bond positions seek to take advantage of changing bond markets.

We aim to own stock and bond funds and ETFs that have strong recent returns because funds that have done well recently may continue to do well in the coming months or even years. But with RELAX, we exclude aggressive stock funds, like sector funds, and we limit exposure to riskier areas of the bond market.

RELAX gained 7.61% for the trailing 12 months through September 30, handily outperforming the Barclays Aggregate Bond Index, which was up 5.19%, but trailing the S&P 500’s gain of 15.43%.

2016 Brought a Big Change In Stock Market Trends
At the start of the Annual Report period, we were in the midst of a multiyear large-cap growth trend. We’d bought into large-cap growth funds back in 2014, and as these funds continued to do well, we’d increased our exposure to them. By September 30, 2015, RELAX’s stock fund exposure was mostly in large-cap growth funds and ETFs.

But markets changed abruptly in the first few weeks in 2016: Large-cap growth fell out of favor, and other areas of the market, like dividend, low volatility, and mid-cap value funds, were suddenly the place to be.

As the market moved away from large-cap growth stocks, we took action and began to systematically replace large-cap growth funds. Initially, we bought into more defensive funds, like dividend ETFs and low volatility funds, which had held up better in the early 2016 decline. And when mid-cap value started to bring in good recent returns, we added exposure to mid-cap value funds and ETFs as well.

By September 30, 2016, we’d replaced all the stock funds that RELAX owned at the start of the Annual Report period and the Fund’s stock fund allocation was now substantially invested in dividend and mid-cap value funds. These changes helped
RELAX recover from its first quarter losses and move into positive territory for the Annual Report period.

Bond Markets Were Relatively Stable
While RELAX’s stock fund positions changed significantly during the year ending September 30, 2016, its bond positions were relatively stable. RELAX had consistent exposure to intermediate-term bond funds, dollar-hedged world bond funds and total-return funds throughout the year.

RELAX started the Annual Report period with exposure to intermediate-term funds that were invested in mortgage-backed-securities like DoubleLine Total Return (DBLTX) and PIMCO Mortgage-backed Securities (PTRIX), but we sold these funds in second quarter in favor of stronger performing corporate bonds like PIMCO Investment-Grade Corporate (PIGIX) and floating-rate funds like Eaton Vance Floating Rate (EIBLX).

Lower-quality bonds, like high yields, are more correlated to stock markets, and these bonds lost ground as stocks fell in the first few weeks of 2016. But when high yields bounced back, we replaced some of our intermediate-term positions with stronger performing high yields, like Janus High Yield (JHYFX) and MainStay High Yield Corporate (MHYIX).

RELAX can also invest in total-return funds, like balanced and alternative funds. These funds usually invest in stocks for growth and bonds as a buffer against volatility. Because these funds are not fully invested in bonds, they typically have less credit and interest-rate risk. RELAX held funds like C&S Preferred Securities (CPXIX), Fidelity Real Estate Income (FRIFX), and Vanguard Wellesley Income (VWIAX) all year.

Because Markets Change
One thing we’ve learned in our 47 years of fund investing is that change is a constant. Even the most compelling market trends eventually give way to something new, and we believe that adapting to these changes has the potential to reward investors over the long term.

12	Annual Report 2016

FundX Conservative Upgrader Fund
Value of $10,000 vs S&P 500 Index and Barclays Aggregate Bond Index

$25,000
$20,000
$15,000
$10,000
$5,000
9/30/06
'07
'08
'09
'10
'11
'12
'13
'14
'15
9/30/16
FundX Conservative Upgrader Fund $15,905
S&P 500 Index $20,114
Barclays Aggregate Bond Index..........$15,965

This chart illustrates the performance of a hypothetical $10,000 investment, including reinvested dividends and distributions, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced.

As of 9/30/16	1 Year	3 Year	5 Year	10 Year
FundX Conservative Upgrader Fund	7.61%	5.35%	8.80%	4.75%
S&P 500 Index	15.43%	11.16%	16.37%	7.24%
Barclays Aggregate Bond Index	5.19%	4.03%	3.08%	4.79%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.upgraderfunds.com.

The S&P 500 Index is an unmanaged index generally representative of the market for the stocks of large sized U.S. companies. The figures above reflect all dividends reinvested but do not reflect any deductions for fees, expenses, or taxes. The Barclays Capital Aggregate Bond Index is a market value-weighted index that tracks the daily price and total return performance of fixed-rate, publicly placed, dollar denominated, and non-convertible investment grade debt issues with at least $100 million par amount outstanding and with at least one year of final maturity. Returns include reinvested dividends but reflect no deduction for fees, expenses, or taxes. One cannot invest directly in an index.

Annual Report 2016	Upgraderfunds.com	13

RELAX	Conservative Upgrader Fund Balanced Fund

SCHEDULE OF INVESTMENTS AT SEPTEMBER 30, 2016
Shares	Investment Companies: 99.5%	Value
	Core Funds: 59.7%
453,473	American Century Equity Income Fund- Institutional Class	$4,085,797
211,490	Artisan Value Fund- Investor Fund	2,770,524
28,688	Clipper Fund	3,082,552
20,138	Federated Strategic Value Dividend Fund- Class IS	124,450
12,800	iShares Core S&P Mid-Cap ETF	1,980,288
3,000	iShares MSCI USA ESG Select ETF	272,880
10,700	iShares Russell Mid-Cap Value ETF	821,439
23,000	iShares S&P Mid-Cap 400 Value ETF	3,059,000
47,700	iShares Select Dividend ETF	4,087,413
14,631	Mairs & Power Growth Fund	1,707,464
88,066	Parnassus Endeavor Fund - Institutional Class	2,800,502
97,989	PowerShares S&P 500 Low Volatility Portfolio	4,065,564
48,700	SPDR S&P Dividend ETF	4,108,332
	Total Core Funds	32,966,205

	Total Return Funds: 14.0%
154,022	Cohen & Steers Preferred Securities and Income Fund, Inc. - Class I	2,148,611
153,471	Fidelity Real Estate Income Fund	1,858,532
96,100	PowerShares Preferred Portfolio	1,453,993
35,639	Vanguard Wellesley Income Fund - Admiral Class	2,255,929
	Total Total Return Funds	7,717,065

	Bond Funds: 25.8%
177,210	Columbia Funds Series Trust I - Columbia Strategic Income Fund - Class R5	1,043,768
262,428	Eaton Vance Floating-Rate Fund - Class I	2,314,612
6,200	iShares iBoxx Investment Grade Corporate Bond ETF	763,716
264,972	Janus High-Yield Fund - Class I	2,231,066
291,304	MainStay High Yield Corporate Bond Fund - Class I	1,677,913
51,718	PIMCO Diversified Income Fund - Institutional Class	559,590
214,611	PIMCO Foreign Bond Fund - Institutional Class	2,270,581
132,646	PIMCO Investment Grade Corporate Bond Fund - Institutional Class	1,404,719
14,500	Vanguard Total International Bond ETF	812,580
34,981	Vanguard Total International Bond Index Fund - Institutional Class	1,172,909
61	Western Asset Core Bond Fund - Institutional Class	776
	Total Bond Funds	14,252,230

	Total Investment Companies
	(Cost $52,501,281)	54,935,500

14	Annual Report 2016

RELAX	Conservative Upgrader Fund Balanced Fund

SCHEDULE OF INVESTMENTS AT SEPTEMBER 30, 2016
Shares		Value
	Short-Term Investments: 0.4%
212,664	Fidelity Institutional Money Market Funds - Government Portfolio - Institutional Class, 0.270% #	$212,664

	Total Short-Term Investments (Cost $212,664)	212,664

	Total Investments: 99.9% (Cost $52,713,945)	55,148,164
	Other Assets in Excess of Liabilities: 0.1%	55,662

	Net Assets: 100.0%	$55,203,826

	# Annualized seven-day yield as of September 30, 2016.

	The accompanying notes are an integral part of these financial statements.

Annual Report 2016	Upgraderfunds.com	15

INCMX	Flexible Income Fund Fixed Income

Flexible Income Fund (INCMX)
The Flexible Income Fund (INCMX) is designed for investors who seek to participate in bond market trends. INCMX attempts to take advantage of these trends by targeting those areas of the market that are excelling in the current economic environment. INCMX can seek out opportunities in bond funds with various maturities, credit qualities and regional exposure. It also may have limited exposure to total-return funds, which typically invest in both stocks and bonds.

We aim to own bond and total-return funds that have strong recent returns because funds that have done well recently may continue to do well in the coming months or even years.

INCMX gained 5.86% for the trailing 12 months through September 30, 2016 outperforming the Barclays Aggregate Bond Index, which was up 5.19%

Rates Stayed Low and Bond Markets Were Steady
While stock markets changed significantly during the year ending September 30, 2016, bond markets have been relatively stable. Interest rates were expected to rise, but the Federal Reserve only raised interest rates once in December 2015 and rates remained low.

Most bonds had gains for the year, but some areas of the bond market did better than others. Dollar-hedged world bonds were a bright spot, and INCMX held funds like PIMCO Foreign Bond US Dollar Hedged (PFORX) and Vanguard Total International Bond (VTIFX) all year.

We also held intermediate-term bonds throughout the Annual Report period, but during the year we moved out of mortgage-focused funds like DoubleLine Total Return (DBLTX) and PIMCO Mortgage-backed Securities (PTRIX) and into stronger performing corporate bonds like PIMCO Investment-Grade Corporate (PIGIX).

INCMX started the Annual Report period with about 10% in lower-quality, high-yield bond funds, but we sold out of this area in the first quarter. High yields, are more correlated to stock markets, and these bonds lost ground as stocks fell in the first few weeks of 2016. When high yields bounced back, we replaced some of our intermediate-term positions with stronger performing high yields, like Janus High Yield (JHYFX) and MainStay High Yield Corporate (MHYIX). INCMX had roughly 20% invested in high-yield funds as of September 30, 2016.
INCMX’s positions in world, corporate and high-yield bonds contributed to the fund’s market-beating performance for the year ending September 30, 2016.

Mitigating Interest-Rate Risk
Interest rates continue to be a risk for bond investors. We expect that interest rates will rise eventually, and we’ve taken many steps to attempt to mitigate INCMX’s interest-rate risk. We’ve avoided longer-term bonds, which are more interest-rate sensitive, and we’ve kept the Fund’s duration shorter than that of the Barclays Aggregate Bond index (duration is a measure of interest-rate risk).

Midway through 2016, we added a position in Eaton Vance Floating Rate (EIBLX). Floating-rate funds can be appealing when rates are rising because these funds own pools of bank loans, and the rates on these loans adjust as rates change.

We also don’t have to be 100% invested in bond funds. We can also invest in total-return funds, like balanced and alternative funds. These funds are not fully invested in bonds, so they typically have less credit and interest-rate risk. INCMX had roughly 30% invested in total-return funds during the Annual Report period and most of these funds were held all year.

Finally, we have an active strategy that has a proven history of responding to changing bond markets. In the 2008 credit crisis, we moved INCMX into short- and intermediate-term government bond funds and ETFs, and as markets recovered, we moved into strong performing high-yield, strategic and world bond funds.

Because Markets Change
One thing we’ve learned in our 47 years of fund investing is that change is a constant. Even the most compelling market trends eventually give way to something new, and we believe that adapting to these changes has the potential to reward investors over the long term.

16	Annual Report 2016

FundX Flexible Income Fund
Value of $10,000 vs Barclays Aggregate Bond Index and BofA Merrill Lynch 3-Month U.S. Treasury Bill Index

This chart illustrates the performance of a hypothetical $10,000 investment, including reinvested dividends and distributions, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions  or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced.

As of 9/30/16	1 Year	3 Year	5 Year	10 Year
FundX Flexible Income Fund	5.86%	3.27%	4.08%	4.47%
Barclays Aggregate Bond Index	5.19%	4.03%	3.08%	4.79%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.27%	0.11%	0.10%	0.92%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.upgraderfunds.com.

The Barclays Capital Aggregate Bond Index is a market value-weighted  index that tracks the daily price and total return performance of fixed-rate, publicly placed, dollar denominated, and non-convertible investment grade debt issues with at least $100 million par amount outstanding and with at least one year of final maturity. Returns include reinvested dividends but reflect no deduction for fees, expenses, or taxes. The BofA Merrill Lynch 3-Month  U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income. One cannot invest directly in an index.

Annual Report 2016	Upgraderfunds.com	17

INCMX	Flexible Income Fund Fixed Income

0.2% Short-Term Investments,
net of Other Liabilities

SCHEDULE OF INVESTMENTS AT SEPTEMBER 30, 2016

Shares	Investment Companies: 99.8%	Value
	Intermediate Term Bond Funds: 7.0%
19,700	iShares iBoxx Investment Grade Corporate Bond ETF	$2,426,646
378,211	PIMCO Investment Grade Corporate Bond Fund - Institutional Class	4,005,252
224	Western Asset Core Bond Fund - Institutional Class	2,861
	Total Intermediate Term Bond Funds	6,434,759

	Strategic Bond Funds: 13.2%
1,352,013	Columbia Funds Series Trust I - Columbia Strategic Income Fund - Class R5	7,963,359
374,750	PIMCO Diversified Income Fund - Institutional Fund	4,054,791
	Total Strategic Bond Funds	12,018,150

	Floating Rate Bond Funds: 10.3%
1,063,949	Eaton Vance Floating-Rate Fund - Class I	9,384,031
	Floating Rate Bond Funds	9,384,031

	High Yield Bond Funds: 20.8%
1,170,008	Janus High-Yield Fund - Class I	9,851,467
1,593,012	MainStay High Yield Corporate Bond Fund - Class I	9,175,746
	High Yield Bond Funds	19,027,213

	World Bond Funds: 19.2%
700,908	PIMCO Foreign Bond Fund - Institutional Class	7,415,611
53,000	Vanguard Total International Bond ETF	2,970,120
214,507	Vanguard Total International Bond Index Fund - Institutional Class	7,192,413
	Total World Bond Funds	17,578,144

	Total Return Funds: 29.3%
425,916	Cohen & Steers Preferred Securities and Income Fund, Inc. - Class I	5,941,523
570,495	Fidelity Real Estate Income Fund	6,908,701
301,700	PowerShares Preferred Portfolio	4,564,721
148,619	Vanguard Wellesley Income Fund - Admiral Class	9,407,601
	Total Total Return Funds	26,822,546

	Total Investment Companies
	(Cost $88,069,412)	91,264,843

18	Annual Report 2016

INCMX	Flexible Income Fund Fixed Income

SCHEDULE OF INVESTMENTS AT SEPTEMBER 30, 2016

Shares		Value
	Short-Term Investments: 0.3%

253,468	Fidelity Institutional Money Market Funds - Government Portfolio - Institutional Class, 0.270% #	$253,468
	Total Short-Term Investments (Cost $253,468)	253,468

	Total Investments: 100.1% (Cost $88,322,880)	91,518,311
	Liabilities in Excess of Other Assets: (0.1)%	(120,837)
	Net Assets: 100.0%	$91,397,474

	# Annualized seven-day yield as of September 30, 2016.
	The accompanying notes are an integral part of these financial statements.

Annual Report 2016	Upgraderfunds.com	19

TACTX	Tactical Upgrader Fund Growth & Tactical Hedge

Tactical Upgrader Fund (TACTX)
The Tactical Upgrader Fund (TACTX) is intended for investors who seek to participate in global stock market growth with potentially less volatility. The Fund may have limited upside at times in exchange for potentially less volatility.

TACTX holds primarily in core diversified stock funds (76% as of September 30), and these funds allow the Fund to participate in broad market leadership trends, such as the rotation between growth and value stocks, large- and small-cap stocks, and international and domestic stocks.

TACTX gained 11.43% for the year, while the S&P 500 was up 15.43%.

2016 Brought a Big Change in Market Trends
At the start of the Annual Report period, we were in the midst of a multiyear large-cap growth trend and TACTX was primarily invested in large-cap growth funds and ETFs like iShares Russell 1000 Growth (IWF) and Vanguard Mega Cap 300 Growth (MGK).

But markets changed abruptly in the first few weeks in 2016: Large-cap growth fell out of favor, and other areas of the market, like dividend funds and mid-cap value funds, were suddenly the place to be.

As the market moved away from large-cap growth stocks, we took action and began to systematically replace large-cap growth funds. Initially, we bought into more defensive funds, like dividend ETFs and low volatility funds, which had held up better in the early 2016 decline. When mid- and small-cap value started to bring in good recent returns, we added exposure to these funds as well.

By September 30, 2016, we’d replaced every fund that TACTX owned at the start of the Annual Report period and the Fund now was substantially invested in mid-cap value funds. These changes helped TACTX recover from its first quarter losses and move into positive territory for the Annual Report period.

A Year of Sector Rotations
The Annual Report period also included some major sector rotations. TACTX had limited exposure to sector funds during the year ending September 30, 2016, and at the start Annual Report period, it held biotech, health care and home construction funds.
Health care and biotech began to fall out of favor midway through 2015, and in our last Annual Report, we wrote that if these positions continued to falter, we’d move on, and that’s exactly what happened. We sold iShares Nasdaq Biotech (IBB) and Janus Global Life Sciences (JFNIX) bought into stronger-performing banking and technology funds in the fourth quarter. This proved to be a misstep as banking and technology stocks were hit hard in the early 2016 decline, but our policy of taking smaller positions in sector funds and ETFs helped to limit our losses.

We didn’t wait around to see if these sector funds would recover. Instead, we cut our losses and moved on to the sectors that had held up best in the decline, like utilities, consumer staples and gold.

Is a New Trend Emerging?
As of this Annual Report, there are signs that another new market trend is developing. Emerging markets, which had been solidly out of favor for years (emerging markets had losses in four of the past five years), turned a corner in 2016 and have had strong recent returns. Emerging markets can be sensitive to interest rates, but they’ve have actually done well since the Federal Reserve raised rates in December 2015.

TACTX can invest globally, and we’ve recently begun to buy into emerging market funds, although we take small positions in these funds because they can be volatile. As of September 30, 2016, TACTX had about 6% invested in emerging markets funds like iShares MSCI All Country Asia -Excluding Japan (AAXJ) and Vanguard FTSE Emerging Markets (VWO).

Because Markets Change
One thing we’ve learned in our 47 years of fund investing is that change is a constant. Even the most compelling market trends eventually give way to something new, and we believe that adapting to these changes has the potential to reward investors over the long term.

20	Annual Report 2016

FundX Tactical Upgrader Fund
Value of $10,000 vs S&P 500 Index and MSCI ACWI Index

This chart illustrates the performance of a hypothetical $10,000 investment, including reinvested dividends and distributions, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced.

As of 9/30/16	1 Year	3 Year	5 Year	Since Inception (2/29/08)
FundX Tactical Upgrader Fund	11.43%	3.24%	4.39%	(1.00)%
S&P 500 Index	15.43%	11.16%	16.37%	8.18%
MSCI ACWI Index	11.96%	5.17%	10.63%	3.68%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.upgraderfunds.com.

The S&P 500 Index is an unmanaged index generally representative of the market for the stocks of large sized U.S. companies. The figures above reflect all dividends reinvested but do not reflect any deductions for fees, expenses, or taxes. One cannot invest directly in an index.

Annual Report 2016	Upgraderfunds.com	21

TACTX	Tactical Upgrader Fund Growth & Tactical Hedge

2.1% Short-Term Investments,
net of Other Liabilities

SCHEDULE OF INVESTMENTS AT SEPTEMBER 30, 2016

Shares	Investment Companies: 97.3%	Value
	Sector Funds: 1.8%
25,000	VanEck Vectors Gold Miners ETF	$660,750
	Total Sector Funds	660,750

	Aggressive Funds: 19.3%
18,500	iShares MSCI All Country Asia ex Japan ETF	1,119,620
10,700	iShares Russell 2000 Value ETF	1,120,825
16,800	iShares S&P Small-Cap 600 Value ETF	2,096,808
8,000	Powershares QQQ Trust Series 1	949,760
29,200	Vanguard FTSE Emerging Markets ETF	1,098,796
11,000	WisdomTree SmallCap Dividend Fund	827,310
	Total Aggressive Funds	7,213,119

	Core Funds: 76.2%
118,411	American Century Equity Income Fund - Institutional Class	1,066,883
81,967	Artisan Value Fund - Investor Class	1,073,770
27,679	Clipper Fund	2,974,120
26,000	iShares Core S&P Mid-Cap ETF	4,022,460
59,000	iShares Russell Mid-Cap Value ETF	4,529,430
30,900	iShares S&P Mid-Cap 400 Value ETF	4,109,700
45,100	iShares Select Dividend ETF	3,864,619
8,887	Mairs & Power Growth Fund	1,037,106
89,900	PowerShares S&P 500 Low Volatility Portfolio	3,729,951
20,000	Vanguard FTSE All World ex-US Small-Cap ETF	1,990,544
	Total Core Funds	28,398,583

	Total Investment Companies (Cost $34,807,881)	36,272,452

	Short-Term Investments: 10.3%

3,830,620	Fidelity Institutional Money Market Funds - Government Portfolio - Institutional Class, 0.270% #	3,830,619

	Total Short-Term Investments (Cost $3,830,619)	3,830,619

22	Annual Report 2016

TACTX	Tactical Upgrader Fund Growth & Tactical Hedge

SCHEDULE OF INVESTMENTS AT SEPTEMBER 30, 2016

Contracts	(100 shares per contract)	Value
	Purchased Options: 0.6%
1,000	SPDR S&P Put Option Exercise Price $216.00 Expiration Date: October 2016	$228,500

	Total Purchased Options (Cost $198,760)	228,500

	Total Investments: 108.2% (Cost $38,837,260)	40,331,571
	Liabilities in Excess of Other Assets: (8.2)%	(3,047,143)
	Net Assets: 100.0%	$37,284,428

	# Annualized seven-day yield as of September 30, 2016.
	The accompanying notes are an integral part of these financial statements.

Annual Report 2016	Upgraderfunds.com	23

TOTLX	Flexible Total Return Fund Flexible Income & Total Return

Flexible Total Return Fund (TOTLX)
The Flexible Total Return Fund (TOTLX) is designed for investors who seek steady returns with potentially dampened volatility. TOTLX invests in a mix of bond and total-return funds, targeting those areas excelling in the current market environment.

TOTLX gained 4.94% for the year, which was just behind the Barclays Aggregate Bond index’s gain of 5.19%.

TOTLX is less constrained than our Flexible Income approach: it doesn’t cap exposure to total-return funds, like balanced funds and alternative funds. These funds attempt to provide lower-than-stock-market volatility. Balanced funds hold stocks for growth and they hold bonds as a buffer against the volatility of stocks. Alternative funds, like preferred stock funds and market neutral funds, tend to use options, arbitrage or alternative assets, such as real estate or precious metals, as a hedge. Because these funds are not fully invested in bonds, they typically have less credit and interest-rate risk.

TOTLX started the Annual Report period with more than half of its portfolio in total-return funds like Fidelity Balanced (FBALX) and Vanguard Market Neutral (VMNFX). But balanced funds, which had exposure to stocks, lost ground in early 2016 as the stock market sold off and were replaced in the second quarter.

Preferred stocks were a bright spot for the year ending September 30, 2016. These securities pay a fixed dividend, like bonds, but they also have some of the appreciation potential of stocks. TOTLX held C&S Preferred Securities (CPXIX), and Principal Preferred Security (PPSIX) all year.

Bond Markets Were Relatively Stable
Bond markets were relatively stable for the year. Interest rates were expected to rise, but the Federal Reserve only raised interest rates once in December 2015 and rates remained low.

Most bonds had gains for the year, but some areas of the bond market did better than others. TOTLX had consistent exposure to intermediate-term bond funds and high-yield funds throughout the year.

TOTLX started the Annual Report period with exposure to intermediate-term funds that were invested in mortgage-backed-securities like DoubleLine Total Return (DBLTX), but we sold these funds in second quarter in favor of stronger performing corporate bonds like PIMCO Investment-Grade Corporate
(PIGIX) and floating-rate funds like Eaton Vance Floating Rate (EIBLX).

Lower-quality bonds, like high yields, are more correlated to stock markets, and these bonds lost ground as stocks fell in the first few weeks of 2016. TOTLX’s exposure to high yields hurt its performance in the first quarter, and we cut high yields down to 4.4% as of March 30, 2016, but when high yields bounced back, we bought back in. We added Janus High Yield (JHYFX) in the second quarter and MainStay High Yield Corporate (MHYIX) in the third quarter. By September 30, 2016, TOTLX had about 25% invested in high-yield funds.

Mitigating Interest-Rate Risk
Interest rates continue to be a risk for bond investors. We expect that interest rates will rise eventually, and we’ve taken many steps to attempt to mitigate TOTLX’s interest-rate risk. We’ve avoided longer-term bonds, which are more interest-rate sensitive, and we’ve kept the Fund’s duration shorter than that of the Barclays Aggregate Bond Index (duration is a measure of interest-rate risk).

We’re invested in floating-rate funds, which can be appealing when rates are rising because these funds own pools of bank loans, and the rates on these loans adjust as rates change. We also have a sizeable stake in high-yield funds, which could hold up well if interest rates rise gradually since their higher yields could offset a decrease in bond prices

TOTLX also isn’t fully invested in bond funds. As of September 30, 2016, it had about 27% in total-return funds.

Because Markets Change
One thing we’ve learned in our 47 years of fund investing is that change is a constant. Even the most compelling market trends eventually give way to something new, and we believe that adapting to these changes has the potential to reward investors over the long term.

24	Annual Report 2016

FundX Flexible Total Return Fund
Value of $10,000 vs S&P 500 Index, Barclays Aggregate Bond Index and BofA Merrill Lynch 3-Month
U. S. Treasury Bill Index

This chart illustrates the performance of a hypothetical $10,000 investment, including reinvested dividends and distributions, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced.

As of 9/30/16	1 Year	3 Year	5 Year	Since Inception (5/29/09)
FundX Flexible Total Return Fund	4.94%	1.37%	2.76%	3.19%
S&P 500 Index	15.43%	11.16%	16.37%	14.80%
Barclays Aggregate Bond Index	5.19%	4.03%	3.08%	4.51%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.27%	0.11%	0.10%	0.12%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.upgraderfunds.com.

The S&P 500 Index is an unmanaged index generally representative of the market for the stocks of large sized U.S. companies. The figures above reflect all dividends reinvested but do not reflect any deductions for fees, expenses, or taxes. The Barclays Capital Aggregate Bond Index is a market value-weighted index that tracks the daily price and total return performance of fixed-rate, publicly placed, dollar denominated, and non-convertible investment grade debt issues with at least $100 million par amount outstanding and with at least one year of final maturity. Returns include reinvested dividends but reflect no deduction for fees, expenses, or taxes. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income. One cannot invest directly in an index.

Annual Report 2016	Upgraderfunds.com	25

TOTLX	Flexible Total Return Fund Flexible Income & Total Return

0.1% Short-Term Investments

SCHEDULE OF INVESTMENTS AT SEPTEMBER 30, 2016

Shares	Investment Companies: 99.9%	Value
	Total Return Funds: 27.9%
50,093	Cohen & Steers Preferred Securities and Income Fund, Inc. - Class I	$698,798
25,800	PowerShares Preferred Portfolio	390,354
37,601	Principal Preferred Securities Fund - Institutional Class	385,036
30,149	Vanguard Wellesley Income Fund - Admiral Class	1,908,431
	Total Total Return Funds	3,382,619

	Bond Funds: 72.0%
142,982	Columbia Strategic Income Fund - Class R5	842,165
94,510	Eaton Vance Floating-Rate Advantaged Fund - Class I	1,008,429
2,600	iShares iBoxx Investment Grade Corporate Bond ETF	320,268
232,411	Janus High-Yield Fund - Class I	1,956,900
187,966	MainStay High Yield Corporate Bond Fund - Class I	1,082,682
96,736	PIMCO Diversified Income Fund - Institutional Class	1,046,681
114,581	PIMCO Investment Grade Corporate Bond Fund - Institutional Class	1,213,409
22,600	Vanguard Total International Bond ETF	1,266,504
31	Western Asset Core Bond Fund - Institutional Class	396
	Total Bond Funds	8,737,434

	Total Investment Companies (Cost $11,754,714)	12,120,053

	Short-Term Investments: 0.1%
14,675	Fidelity Institutional Money Market Funds - Government Portfolio - Institutional Class, 0.270% #	14,675

	Total Short-Term Investments (Cost $14,675)	14,675

	Total Investments: 100.0%
	(Cost $11,769,389)	12,134,728
	Other Assets in Excess of Liabilities: 0.0%	5,114
	Net Assets: 100.0%	$12,139,842

	# Annualized seven-day yield as of September 30, 2016.
	The accompanying notes are an integral part of these financial statements.

26	Annual Report 2016

STATEMENTS OF ASSETS AND LIABILITIES AT SEPTEMBER 30, 2016
	FundX Upgrader Fund	FundX Aggressive Upgrader Fund	FundX Conservative Upgrader Fund
Assets
Investments in securities, at value (identified cost $213,654,143, $50,014,479, $52,501,281) (See Note 2)	$225,258,684	$53,459,694	$54,935,500
Investments in short-term securities, at value (identified cost $828,793, $202,399, $212,664) (See Note 2)	828,793	202,399	212,664
Total investments, at value (identified cost $214,482,936, $50,216,878, $52,713,945) (See Note 2)	226,087,477	53,662,093	55,148,164
Receivables:
Investment securities sold	165,000	—	—
Fund shares sold	50,938	1,800	140,963
Dividends and interest	201	23	9,037
Prepaid expenses and other assets	26,181	11,292	12,971
Total assets	226,329,797	53,675,208	55,311,135
Liabilities
Payables:
Fund shares redeemed	54,886	47,532	14,374
Investment advisory fees, net	185,805	43,039	42,894
Administration fees	25,631	6,208	6,103
Audit fees	26,100	25,602	21,700
Custody fees	1,464	616	571
Fund accounting fees	15,708	4,000	3,800
Transfer agent fees	25,767	8,727	7,952
Trustee fees	16,377	3,838	3,954
Other accrued expenses	19,608	4,783	5,961
Total liablities	371,346	144,345	107,309
Net Assets	$225,958,451	$53,530,863	$55,203,826
Net assets applicable to shares oustanding	$225,958,451	$53,530,863	$55,203,826
Shares outstanding; unlimited number of shares authorized without par value	4,473,038	934,082	1,497,234
Net asset value, offering and redemption price per share	$50.52	$57.31	$36.87

Components of Net Assets
Paid-in capital	$239,715,836	$67,813,171	$52,764,825
Undistributed (accumulated) net investment income	1,142,183	47,296	466,078
Accumulated net realized loss on investments	(26,504,109)	(17,774,819)	(461,296)
Net unrealized appreciation on investments	11,604,541	3,445,215	2,434,219
Net assets	$225,958,451	$53,530,863	$55,203,826

The accompanying notes are an integral part of these financial statements.

Annual Report 2016	Upgraderfunds.com	27

STATEMENTS OF ASSETS AND LIABILITIES AT SEPTEMBER 30, 2016
	FundX Flexible Income Fund	FundX Tactical Upgrader Fund	FundX Flexible Total Return Fund
Assets
Investments in securities, at value (identified cost $88,069,412, $35,006,641, $11,754,714) (See Note 2)	$91,264,843	$36,500,952	$12,120,053
Investments in short-term securities, at value (identified cost $253,468, $3,830,619,$14,675) (See Note 2)	253,468	3,830,619	14,675
Total investments, at value (identified cost $88,322,880, $38,837,260, $11,769,389) (See Note 2)	91,518,311	40,331,571	12,134,728
Receivables:
Investment securities sold	—	—	24,666
Fund shares sold	227,646	82,000	4,300
Dividends and interest	49,267	385	5,814
Prepaid expenses and other assets	20,844	8,941	7,289
Total assets	91,816,068	40,422,897	12,176,797
Liabilities
Payables:
Investment securities purchased	—	3,066,613	—
Fund shares redeemed	300,000	3,000	—
Investment advisory fees, net	54,308	27,997	5,844
Administration fees	10,015	4,201	1,726
Audit fees	22,201	21,700	21,700
Custody fees	671	361	197
Fund accounting fees	6,224	2,699	904
Transfer agent fees	8,506	5,433	3,675
Trustee fees	6,554	2,705	872
Other accrued expenses	10,115	3,760	2,037
Total liablities	418,594	3,138,469	36,955
Net Assets	$91,397,474	$37,284,428	$12,139,842
Net assets applicable to shares oustanding	$91,397,474	$37,284,428	$12,139,842
Shares outstanding; unlimited number of shares authorized without par value	3,194,841	1,665,652	484,159
Net asset value, offering and redemption price per share	$28.61	$22.38	$25.07

Components of Net Assets
Paid-in capital	$90,956,239	$62,817,823	$12,340,914
Undistributed (accumulated) net investment income	1,438,452	128,072	167,942
Accumulated net realized loss on investments	(4,192,648)	(27,155,778)	(734,353)
Net unrealized appreciation on investments	3,195,431	1,494,311	365,339
Net assets	$91,397,474	$37,284,428	$12,139,842

The accompanying notes are an integral part of these financial statements.

28	Annual Report 2016

STATEMENTS OF OPERATIONS For The Year Ended September 30, 2016
	FundX Upgrader Fund	FundX Aggressive Upgrader Fund	FundX Conservative Upgrader Fund
INVESTMENT INCOME
Dividends	$3,536,597	$723,102	$1,425,201
Interest	1,903	289	399
Total investment income	3,538,500	723,391	1,425,600
EXPENSES
Investment advisory fees	2,361,243	571,540	543,081
Transfer agent fees	189,333	65,151	59,730
Fund accounting fees	94,408	23,472	22,377
Administration fees	152,879	37,174	35,499
Reports to shareholders	34,804	9,601	8,314
Custody fees	15,373	5,603	4,950
Audit fees	26,099	25,601	21,701
Registration fees	25,551	19,995	18,218
Trustee fees	66,556	16,071	15,621
Miscellaneous expenses	24,222	6,621	8,440
Interest expense (Note 6)	1,013	329	304
Legal fees	79,712	18,693	19,249
Insurance expense	15,227	3,693	3,252
Total expenses	3,086,420	803,544	760,736
Less: fees waived	(43,606)	(52,366)	(45,624)
Less: expenses paid indirectly (Note 3)	(46,393)	(12,518)	(11,581)
Net expenses	2,996,421	738,660	703,531
Net Investment income (loss)	542,079	(15,269)	722,069
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	(6,724,474)	1,001,757	(1,587,160)
Net realized gains (losses)	(6,724,474)	1,001,757	(1,587,160)
Capital gain distributions from regulated investment companies	9,290,939	1,420,494	1,216,051
Change in net unrealized appreciation / depreciation on investments	14,569,346	2,233,394	3,624,961
Net realized and unrealized gain on investments	17,135,811	4,655,645	3,253,852
Net increase in net assets resulting from operations	$17,677,890	$4,640,376	$3,975,921

The accompanying notes are an integral part of these financial statements.

Annual Report 2016	Upgraderfunds.com	29

STATEMENTS OF OPERATIONS For The Year Ended September 30, 2016
	FundX Flexible Income Fund	FundX Tactical Upgrader Fund	FundX Flexible Total Return Fund
INVESTMENT INCOME
Dividends	$3,479,633	$616,677	$481,032
Interest	553	1,033	139
Total investment income	3,480,186	617,710	481,171
EXPENSES
Investment advisory fees	641,299	373,376	132,509
Transfer agent fees	54,901	33,826	22,401
Fund accounting fees	35,730	15,703	5,639
Administration fees	57,460	24,377	10,307
Reports to shareholders	10,494	4,441	2,508
Custody fees	6,364	3,890	1,627
Audit fees	22,202	21,701	21,701
Registration fees	21,566	20,754	21,035
Trustee fees	24,784	10,864	3,306
Miscellaneous expenses	11,075	6,422	5,467
Interest expense (Note 6)	631	164	490
Legal fees	31,922	13,176	4,261
Insurance expense	6,784	2,200	1,007
Total expenses	925,212	530,894	232,258
Less: fees waived	(17,601)	(39,159)	(66,132)
Less: expenses paid indirectly (Note 3)	(17,342)	(2,097)	—
Net expenses	890,269	489,638	166,126
Net Investment income (loss)	2,589,917	128,072	315,045
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	(2,547,098)	1,273,612	(676,158)
Written options	—	22,025	—
Net realized gains (losses)	(2,547,098)	1,295,637	(676,158)
Capital gain distributions from regulated investment companies	409,271	175,698	215,077
Change in net unrealized appreciation / depreciation on:
Investments	4,784,952	2,501,325	813,137
Written options	—	385	—
Net unrealized appreciation / depreciation	4,784,952	2,501,710	813,137
Net realized and unrealized gain on investments	2,647,125	3,973,045	352,056
Net increase in net assets resulting from operations	$5,237,042	$4,101,117	$667,101

The accompanying notes are an integral part of these financial statements.

30	Annual Report 2016

FUNDX	Upgrader Fund Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended September 30, 2016	Year Ended September 30, 2015
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income (loss)	$542,079	$(608,514)
Net realized gain (loss) on investments	(6,724,474)	7,112,376
Capital gain distributions from regulated investment companies	9,290,939	12,465,199
Change in net unrealized appreciation / depreciation of investments	14,569,346	(19,983,208)
Net increase (decrease) in net assets resulting from operations	17,677,890	(1,014,147)
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(1,249,259)	(1,038,279)
Total distributions to shareholders	(1,249,259)	(1,038,279)
CAPITAL SHARE TRANSACTIONS
Net change in net assets derived from net change in outstanding shares (a)	(33,909,842)	(23,445,184)
Total change in net assets	(17,481,211)	(25,497,610)

NET ASSETS
Beginning of year	243,439,662	268,937,272
End of year	$225,958,451	$243,439,662
Undistributed net investment income	$1,142,183	$1,249,143

(a) Summary of capital share transactions is as follows:

	Year Ended September 30, 2016		Year Ended September 30, 2015
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	385,587	$18,871,982	792,530	$39,470,729
Shares issued in reinvestment of distributions	25,294	1,233,080	20,463	1,013,509
Shares redeemed	(1,118,645)	(54,014,904)	(1,281,571)	(63,929,422)
Net change in shares outstanding	(707,764)	$(33,909,842)	(468,578)	$(23,445,184)

The accompanying notes are an integral part of these financial statements.

Annual Report 2016	Upgraderfunds.com	31

HOTFX	Aggressive Upgrader Fund Aggressive Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended September 30, 2016	Year Ended September 30, 2015
INCREASE IN NET ASSETS FROM:
OPERATIONS
Net investment loss	$(15,269)	$(506,082)
Net realized gain (loss) on investments	1,001,757	(254,351)
Capital gain distributions from regulated investment companies	1,420,494	3,677,240
Change in net unrealized appreciation / depreciation of investments	2,233,394	(2,662,017)
Net increase in net assets resulting from operations	4,640,376	254,790
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(45,789)	(194,777)
Total distributions to shareholders	(45,789)	(194,777)
CAPITAL SHARE TRANSACTIONS
Net change in net assets derived from net change in outstanding shares (a)	(11,122,214)	(11,179,036)
Total change in net assets	(6,527,627)	(11,119,023)

NET ASSETS
Beginning of year	60,058,490	71,177,513
End of year	$53,530,863	$60,058,490
Undistributed net investment income (loss)	$50,296	$45,798

(a) Summary of capital share transactions is as follows:

	Year Ended September 30, 2016		Year Ended September 30, 2015
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	47,124	$2,524,782	165,347	$9,135,649
Shares issued in reinvestment of distributions	829	45,536	3,445	193,100
Shares redeemed	(251,668)	(13,692,532)	(357,938)	(20,507,785)
Net change in shares outstanding	(203,715)	$(11,122,214)	(189,146)	$(11,179,036)

The accompanying notes are an integral part of these financial statements.

32	Annual Report 2016

RELAX	Conservative Upgrader Fund Balanced Fund

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended September 30, 2016	Year Ended September 30, 2015
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$722,069	$579,940
Net realized loss on investments	(1,587,160)	(39,904)
Capital gain distributions from regulated investment companies	1,216,051	1,717,610
Change in net unrealized appreciation / depreciation of investments	3,624,961	(2,570,737)
Net increase (decrease) in net assets resulting from operations	3,975,921	(313,091)
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(801,257)	(881,851)
From net realized gain	(1,363,384)	(5,605,650)
Total distributions to shareholders	(2,164,641)	(6,487,501)
CAPITAL SHARE TRANSACTIONS
Net change in net assets derived from net change in outstanding shares (a)	294,940	3,337,179
Total change in net assets	2,106,220	(3,463,413)

NET ASSETS
Beginning of year	53,097,606	56,561,019
End of year	$55,203,826	$53,097,606
Undistributed net investment income	$466,078	$455,697

(a) Summary of capital share transactions is as follows:

	Year Ended September 30, 2016		Year Ended September 30, 2015
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	240,307	$8,557,594	397,535	$15,274,884
Shares issued in reinvestment of distributions	60,780	2,138,841	173,591	6,428,087
Shares redeemed	(292,272)	(10,401,495)	(480,616)	(18,365,792)
Net change in shares outstanding	8,815	$294,940	90,510	$3,337,179

The accompanying notes are an integral part of these financial statements.

Annual Report 2016	Upgraderfunds.com	33

INCMX	Flexible Income Fund Fixed Income

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended September 30, 2016	Year Ended September 30, 2015
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$2,589,917	$4,289,053
Net realized loss on investments	(2,547,098)	(3,625,840)
Capital gain distributions from regulated investment companies	409,271	2,044,364
Change in net unrealized appreciation / depreciation of investments	4,784,952	(3,792,935)
Net increase (decrease) in net assets resulting from operations	5,237,042	(1,085,358)
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(3,228,339)	(5,055,726)
From net realized gain	—	(3,454,367)
Total distributions to shareholders	(3,228,339)	(8,510,093)
CAPITAL SHARE TRANSACTIONS
Net change in net assets derived from net change in outstanding shares (a)	(17,517,432)	(32,751,934)
Total change in net assets	(15,508,729)	(42,347,385)

NET ASSETS
Beginning of year	106,906,203	149,253,588
End of year	$91,397,474	$106,906,203
Undistributed net investment income	$1,438,452	$2,459,586

(a) Summary of capital share transactions is as follows:

	Year Ended September 30, 2016		Year Ended September 30, 2015
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	1,295,896	$35,510,681	1,339,719	$39,336,010
Shares issued in reinvestment of distributions	118,486	3,206,233	294,530	8,464,788
Shares redeemed	(2,003,625)	(56,234,346)	(2,767,122)	(80,552,732)
Net change in shares outstanding	(589,243)	$(17,517,432)	(1,132,873)	$(32,751,934)

The accompanying notes are an integral part of these financial statements.

34	Annual Report 2016

TACTX	Tactical Upgrader Fund Growth & Tactical Hedge

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended September 30, 2016	Year Ended September 30, 2015
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$128,072	$122,818
Net realized gain on investments	1,273,612	1,679,329
Net realized gain on written options	22,025	206,602
Capital gain distributions from regulated investment companies	175,698	885,378
Change in net unrealized appreciation / depreciation of investments & written options	2,501,710	(3,199,193)
Net increase (decrease) in net assets resulting from operations	4,101,117	(305,066)
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(208,887)	(84,336)
Total distributions to shareholders	(208,887)	(84,336)
CAPITAL SHARE TRANSACTIONS
Net change in net assets derived from net change in outstanding shares (a)	(2,497,828)	(9,418,290)
Total change in net assets	1,394,402	(9,807,692)

NET ASSETS
Beginning of year	35,890,026	45,697,718
End of year	$37,284,428	$35,890,026
Undistributed net investment income	$128,072	$208,887

(a) Summary of capital share transactions is as follows:

	Year Ended September 30, 2016		Year Ended September 30, 2015
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	220,088	$4,573,918	336,346	$7,253,309
Shares issued in reinvestment of distributions	9,974	208,863	4,017	84,319
Shares redeemed	(340,989)	(7,280,609)	(814,339)	(16,755,918)
Net change in shares outstanding	(110,927)	$(2,497,828)	(473,976)	$(9,418,290)

The accompanying notes are an integral part of these financial statements.

Annual Report 2016	Upgraderfunds.com	35

TOTLX	Flexible Total Return Fund Flexible Income & Total Return

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended September 30, 2016	Year Ended September 30, 2015
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$315,045	$318,378
Net realized loss on investments	(676,158)	(406,831)
Net realized gain on written options	—	2,606
Capital gain distributions from regulated investment companies	215,077	204,799
Change in net unrealized appreciation / depreciation of investments	813,137	(483,381)
Net increase (decrease) in net assets resulting from operations	667,101	(364,429)
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(241,607)	(206,003)
From net realized gain	—	(95,691)
Total distributions to shareholders	(241,607)	(301,694)
CAPITAL SHARE TRANSACTIONS
Net change in net assets derived from net change in outstanding shares (a)	(6,368,718)	10,587,659
Total change in net assets	(5,943,224)	9,921,536

NET ASSETS
Beginning of year	18,083,066	8,161,530
End of year	$12,139,842	$18,083,066
Undistributed net investment income	$167,942	$232,041

(a) Summary of capital share transactions is as follows:

	Year Ended September 30, 2016		Year Ended September 30, 2015
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	229,454	$5,518,340	662,244	$16,878,077
Shares issued in reinvestment of distributions	10,054	241,607	11,864	301,694
Shares redeemed	(489,999)	(12,128,665)	(257,761)	(6,592,112)
Net change in shares outstanding	(250,491)	$(6,368,718)	416,347	$10,587,659

The accompanying notes are an integral part of these financial statements.

36	Annual Report 2016

FundX	Upgrader Fund Growth Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year
	Year Ended September 30,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$46.99	$47.60	$42.23	$35.52	$28.93
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (1)	0.11 (6)	(0.11) (6)	0.03 (6)	0.13 (6)	0.18 (6)
Net realized and unrealized gain (loss) on investments	3.67	(0.31)	5.47	6.86	6.45
Total from investment operations	3.78	(0.42)	5.50	6.99	6.63

LESS DISTRIBUTIONS:
From net investment income	(0.25)	(0.19)	(0.13)	(0.28)	(0.04)
From net realized gain	—	—	—	—	—
Total distributions	(0.25)	(0.19)	(0.13)	(0.28)	(0.04)
Paid-in capital from redemption fees (Note 2)	—	—	0.00 (2)	0.00 (2)	0.00 (2)
Net asset value, end of year	$50.52	$46.99	$47.60	$42.23	$35.52

Total return	8.05%	(0.91)%	13.01%	19.83%	22.95%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$226.0	$243.4	$268.9	$252.4	$256.1

RATIO OF EXPENSES TO AVERAGE NET ASSETS (3):
Before fees waived and expenses absorbed	1.31% (7)	1.28%	1.26%	1.26%	1.25%
After fees waived and expenses absorbed (4)	1.29% (7)	1.25%	1.25%	1.26%	1.25%

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS (3):
Before fees waived and expenses absorbed	0.19% (7)	(0.28)%	0.02%	0.33%	0.53%
After fees waived and expenses absorbed (5)	0.21% (7)	(0.25)%	0.03%	0.33%	0.53%
Portfolio turnover rate	172%	115%	164%	201%	128%

(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Amount is less than $0.01.
(3)	Does not include expenses of investment companies in which the Fund invests.
(4)
Including credits for expenses paid indirectly, the ratio of expenses to average net assets would have been 1.27%, 1.22%, 1.22%, 1.24%, 1.24% for the years ended September 30, 2016, September 30, 2015, September 30, 2014, September 30, 2013, and September 30, 2012, respectively. (Note 3)

(5)
Including credits for expenses paid indirectly, the ratio of net investment income (loss) to average net assets would have been 0.23%, (0.22)%, 0.06%, 0.35%, and 0.54%, for the years ended September 30, 2016, September 30, 2015, September 30, 2014, September 30, 2013, and September 30, 2012, respectively. (Note 3)

(6)	Calculated using the average shares outstanding method.
(7)	Includes interest expense of $1,013 or 0.00% of average net assets.

The accompanying notes are an integral part of these financial statements.

Annual Report 2016	Upgraderfunds.com	37

HOTFX	Aggressive Upgrader Fund Aggressive Growth Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year
	Year Ended September 30,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$52.78	$53.64	$48.90	$41.12	$33.19
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (1)	(0.01) (6)	(0.42) (6)	(0.12) (6)	0.07 (6)	0.00 (6)
Net realized and unrealized gain (loss) on investments	4.58	(0.29)	4.89	7.84	7.93
Total from investment operations	4.57	(0.71)	4.77	7.91	7.93

LESS DISTRIBUTIONS:
From net investment income	(0.04)	(0.15)	(0.03)	(0.13)	—
From net realized gain	—	—	—	—	—
Total distributions	(0.04)	(0.15)	(0.03)	(0.13)	—
Paid-in capital from redemption fees (Note 2)	—	—	0.00 (2)	0.00 (2)	0.00 (2)
Net asset value, end of year	$57.31	$52.78	$53.64	$48.90	$41.12

Total return	8.67%	(1.33)%	9.73%	19.30%	23.89%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$53.5	$60.1	$71.2	$69.4	$71.5

RATIO OF EXPENSES TO AVERAGE NET ASSETS (3):
Before fees waived and expenses absorbed	1.41% (7)	1.39%	1.36%	1.37%	1.33%
After fees waived and expenses absorbed (4)	1.31% (7)	1.25%	1.25%	1.36%	1.33%

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS (3):
Before fees waived and expenses absorbed	(0.15)% (7)	(0.92)%	(0.35)%	0.13%	0.00%
After fees waived and expenses absorbed (5)	(0.05)% (7)	(0.78)%	(0.24)%	0.14%	0.00%
Portfolio turnover rate	226%	136%	168%	207%	139%

(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Amount is less than $0.01.
(3)	Does not include expenses of investment companies in which the Fund invests.
(4)
Including credits for expenses paid indirectly, the ratio of expenses to average net assets would have been 1.29%, 1.20%, 1.24%, 1.34%, and 1.32% for the years ended September 30, 2016, September 30, 2015, September 30, 2014, September 30, 2013, and September 30, 2012, respectively. (Note 3)

(5)
Including credits for expenses paid indirectly, the ratio of net investment income (loss) to average net assets would have been (0.03)%, (0.73)%, (0.23)%, 0.15%, and 0.01% for the years ended September 30, 2016, September 30, 2015, September 30, 2014, September 30, 2013, and September 30, 2012, respectively. (Note 3)

(6)	Calculated using the average shares outstanding method.
(7)	Includes interest expense of $329 or 0.00% of average net assets.

The accompanying notes are an integral part of these financial statements.

38	Annual Report 2016

RELAX	Conservative Upgrader Fund Balanced Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year
	Year Ended September 30,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$35.67	$40.46	$37.27	$34.05	$29.80
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (1)	0.48 (6)	0.38 (6)	0.53 (6)	0.61 (6)	0.49 (6)
Net realized and unrealized gain (loss) on investments	2.18	(0.70)	3.18	3.54	4.20
Total from investment operations	2.66	(0.32)	3.71	4.15	4.69

LESS DISTRIBUTIONS:
From net investment income	(0.54)	(0.61)	(0.52)	(0.93)	(0.45)
From net realized gain	(0.92)	(3.86)	—	—	—
Total distributions	(1.46)	(4.47)	(0.52)	(0.93)	(0.45)
Paid-in capital from redemptions fees (Note 2)	—	—	0.00 (2)	0.00 (2)	0.01
Net asset value, end of year	$36.87	$35.67	$40.46	$37.27	$34.05

Total return	7.61%	(1.21)%	9.98%	12.50%	15.88%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$55.2	$53.1	$56.6	$43.6	$46.6

RATIO OF EXPENSES TO AVERAGE NET ASSETS (3):
Before fees waived and expenses absorbed	1.40% (7)	1.41%	1.38%	1.44%	1.37%
After fees waived and expenses absorbed (4)	1.32% (7)	1.25%	1.25%	1.42%	1.37%

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS (3):
Before fees waived and expenses absorbed	1.23% (7)	0.80%	1.17%	1.69%	1.49%
After fees waived and expenses absorbed (5)	1.31% (7)	0.96%	1.30%	1.71%	1.49%
Portfolio turnover rate	140%	140%	127%	144%	122%

(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Amount is less than $0.01.
(3)	Does not include expenses of investment companies in which the Fund invests.
(4)
Including credits for expenses paid indirectly, the ratio of expenses to average net assets would have been 1.30%, 1.23%, 1.21%, 1.41%, and 1.36% for the years ended September 30, 2016, September 30, 2015, September 30, 2014, September 30, 2013, and September 30, 2012, respectively. (Note 3)

(5)
Including credits for expenses paid indirectly, the ratio of net investment income to average net assets would have been 1.33%, 0.98%, 1.34%, 1.72%, and 1.50%, for the years ended September 30, 2016, September 30, 2015, September 30, 2014, September 30, 2013, and September 30, 2012, respectively. (Note 3)

(6)	Calculated using the average shares outstanding method.
(7)	Includes interest expense of $304 or 0.00% of average net assets.

The accompanying notes are an integral part of these financial statements.

Annual Report 2016	Upgraderfunds.com	39

INCMX	Flexible Income Fund Fixed Income

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year
	Year Ended September 30,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$28.25	$30.35	$30.32	$31.35	$30.23
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (1)	0.79 (6)	0.90 (6)	0.93 (6)	1.03 (6)	0.89 (6)
Net realized and unrealized gain (loss) on investments	0.82	(1.21)	0.61	(0.24)	1.49
Total from investment operations	1.61	(0.31)	1.54	0.79	2.38

LESS DISTRIBUTIONS:
From net investment income	(1.25)	(1.06)	(1.28)	(1.38)	(1.01)
From net realized gain	—	(0.73)	(0.23)	(0.44)	(0.25)
Total distributions	(1.25)	(1.79)	(1.51)	(1.82)	(1.26)
Paid-in capital from redemption fees (Note 2)	—	—	0.00 (2)	0.00 (2)	0.00 (2)
Net asset value, end of year	$28.61	$28.25	$30.35	$30.32	$31.35

Total return	5.86%	(1.12)%	5.22%	2.58%	8.10%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$91.4	$106.9	$149.3	$138.8	$135.4

RATIO OF EXPENSES TO AVERAGE NET ASSETS (3):
Before fees waived and expenses absorbed	1.01% (7)	1.04%	0.96%	0.97%	0.95%
After fees waived and expenses absorbed (4)	0.99% (7)	0.99%	0.96%	0.97%	0.95%

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS (3):
Before fees waived and expenses absorbed	2.79% (7)	2.98%	3.04%	3.37%	2.90%
After fees waived and expenses absorbed (5)	2.81% (7)	3.03%	3.04%	3.37%	2.90%
Portfolio turnover rate	130%	124%	54%	101%	79%

(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Amount is less than $0.01.
(3)	Does not include expenses of investment companies in which the Fund invests.
(4)
Including credits for expenses paid indirectly, the ratio of expenses to average net assets would have been 0.97%, 0.96%, 0.93%, 0.95%, and 0.94% for the years ended September 30, 2016, September 30, 2015, September 30, 2014, September 30, 2013, and September 30, 2012, respectively. (Note 3)

(5)
Including credits for expenses paid indirectly, the ratio of net investment income (loss) to average net assets would have been 2.83%, 3.07%, 3.07%, 3.39%, and 2.91% for the years ended September 30, 2016, September 30, 2015, September 30, 2014, September 30, 2013, and September 30, 2012, respectively. (Note 3)

(6)	Calculated using the average shares outstanding method.
(7)	Includes interest expense of $631 or 0.00% of average net assets.

The accompanying notes are an integral part of these financial statements.

40	Annual Report 2016

TACTX	Tactical Upgrader Fund Growth & Tactical Hedge

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year
	Year Ended September 30,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$20.20	$20.31	$20.49	$19.67	$18.20
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (1)	0.07 (6)	0.07 (6)	0.02 (6)	(0.04) (6)	(0.09) (6)
Net realized and unrealized gain (loss) on investments	2.23	(0.13)	(0.20)	0.86	1.56
Total from investment operations	2.30	(0.06)	(0.18)	0.82	1.47
Paid-in capital from redemption fees (Note 2)	0.00	0.00	0.00	0.00 (2)	0.00 (2)

LESS DISTRIBUTIONS:
From net investment income	(0.12)	(0.05)	—	—	—
From net realized gain	—	—	—	—	—
Total distributions	(0.12)	(0.05)	—	—	—
Net asset value, end of year	$22.38	$20.20	$20.31	$20.49	$19.67

Total return	11.43%	(0.32)%	(0.93)%	4.22%	8.08%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$37.3	$35.9	$45.7	$53.9	$44.4

RATIO OF EXPENSES TO AVERAGE NET ASSETS (3):
Before fees waived and expenses absorbed	1.42% (7)	1.43%	1.33%	1.39%	1.37%
After fees waived and expenses absorbed (4)	1.31% (7)	1.25%	1.25%	1.38%	1.37%

RATIO OF NET INVESTMENT (LOSS) TO AVERAGE NET ASSETS (3):
Before fees waived and expenses absorbed	0.23% (7)	0.13%	0.01%	(0.23)%	(0.47)%
After fees waived and expenses absorbed (5)	0.34% (7)	0.31%	0.10%	(0.22)%	(0.47)%
Portfolio turnover rate	220%	279%	202%	408%	438%

(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Amount is less than $0.01.
(3)	Does not include expenses of investment companies in which the Fund invests.
(4)
Including credits for expenses paid indirectly, the ratio of expenses to average net assets would have been 1.31%, 1.24%, 1.25%, 1.38%, and 1.36%, for the years ended September 30, 2016, September 30, 2015, September 30, 2014, September 30, 2013, and September 30, 2012, respectively. (Note 3)

(5)
Including credits for expenses paid indirectly, the ratio of net investment income (loss) to average net assets would have been 0.34%, 0.32%, 0.10%, (0.22)%, and (0.46)%, for the years ended September 30, 2016, September 30, 2015, September 30, 2014, September 30, 2013, and September 30, 2012, respectively. (Note 3)

(6)	Calculated using the average shares outstanding method.
(7)	Includes interest expense of $164 or 0.00% of average net assets.

The accompanying notes are an integral part of these financial statements.

Annual Report 2016	Upgraderfunds.com	41

TOTLX	Flexible Total Return Fund Flexible Income & Total Return

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year
	Year Ended September 30,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$24.61	$25.64	$26.06	$26.31	$25.95
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (1)	0.58 (6)	0.56 (6)	0.32 (6)	0.31 (6)	0.13 (6)
Net realized and unrealized gain (loss) on investments	0.61	(0.94)	(0.10)	0.32	1.71
Total from investment operations	1.19	(0.38)	0.22	0.63	1.84
Paid-in capital from redemption fees (Note 2)	0.00	0.00	0.00	0.00	0.00 (2)

LESS DISTRIBUTIONS:
From net investment income	(0.73)	(0.44)	(0.38)	(0.22)	(0.02)
From net realized gain	—	(0.21)	(0.26)	(0.66)	(1.46)
Total distributions	(0.73)	(0.65)	(0.64)	(0.88)	(1.48)
Net asset value, end of year	$25.07	$24.61	$25.64	$26.06	$26.31

Total return	4.94%	(1.57)%	0.85%	2.49%	7.33%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$12.1	$18.1	$8.2	$7.2	$8.1

RATIO OF EXPENSES TO AVERAGE NET ASSETS (3):
Before fees waived and expenses absorbed	1.75% (7)	1.75%	2.45%	2.47%	2.21%
After fees waived and expenses absorbed	1.25% (7)	1.25%	1.25% (4)	1.48%	1.50%

RATIO OF NET INVESTMENT (LOSS) TO AVERAGE NET ASSETS (3):
Before fees waived and expenses absorbed	1.88% (7)	1.70%	0.06%	0.22%	(0.20)%
After fees waived and expenses absorbed	2.38% (7)	2.20%	1.25% (5)	1.21%	0.51%
Portfolio turnover rate	159%	175%	155%	261%	213%

(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Amount is less than $0.01.
(3)	Does not include expenses of investment companies in which the Fund invests.
(4)	Including credits for expenses paid indirectly, the ratio of expenses to average net assets would have been 1.25% for the year ended September 30, 2014. (Note 3).
(5)	Including credits for expenses paid indirectly, the ratio of net investment income to average net assets would have been 2.20% for the year ended September 30, 2014. (Note 3).
(6)	Calculated using the average shares outstanding method.
(7)	Includes interest expense of $490 or 0.00% of average net assets.

The accompanying notes are an integral part of these financial statements.

42	Annual Report 2016

NOTES TO THE FINANCIAL STATEMENTS SEPTEMBER 30, 2016

NOTE 1 – ORGANIZATION
FundX Investment Trust (the “Trust”) was organized as a Delaware business trust on March 12, 2014, and is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. The Funds comprising the Trust consist of FundX Upgrader Fund (“Upgrader Fund”), FundX Aggressive Upgrader Fund (“Aggressive Fund”), FundX Conservative Upgrader Fund (“Conservative Fund”), FundX Flexible Income Fund (“Flexible Income Fund”), FundX Tactical Upgrader Fund (“Tactical Fund”), and FundX Flexible Total Return Fund (“Flexible Total Return Fund”), collectively, the “Funds”. Effective January 31, 2015, the Flexible Total Return Fund changed its name from FundX Tactical Total Return Fund to FundX Flexible Total Return Fund. The Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.” The Funds were organized to serve as Successor Funds to certain predecessor mutual funds that were previously part of another investment company, Professionally Managed Portfolios, which were also advised by the FundX Investment Group, LLC (the “Advisor”) and were merged with and into the Successor Funds as part of a reorganization transaction that became effective on August 4, 2014.

Upgrader Fund commenced operations on November 1, 2001. Aggressive Fund, Conservative and Flexible Income Fund commenced operations on July 1, 2002. Tactical Fund commenced operations on February 29, 2008. Flexible Total Return Fund commenced operations on May 29, 2009.

The investment objective of the Upgrader Fund and the Aggressive Fund is to maximize capital appreciation over the long term without regard to income. The investment objective of the Conservative Fund is to obtain capital appreciation over the long term while at times providing a low level of current income to reduce portfolio volatility. The investment objective of the Flexible Income Fund is to generate total return, which is capital appreciation plus current income. The investment objectives of the Tactical Fund and the Flexible Total Return Fund are to seek long-term capital appreciation with less volatility than the broad equity market; capital preservation is a secondary consideration.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A. Security Valuation. Investments in open-end mutual funds are valued at their respective net asset values on the valuation date. Security valuations for the Funds’ investments in investment companies are furnished by an independent pricing service that has been approved by the Funds’ board of directors. All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Short-term securities that have maturities of less than 60, at time of purchase, days are valued at amortized cost, which when combined with accrued interest, approximates market value.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith or under the direction of the Board of Trustees. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Funds’ Board of Trustees. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of September 30, 2016 the Funds did not hold fair valued securities.

As described above, the Funds may utilize various methods to measure the fair value of some of their investments. U.S.GAAP establishes a hierarchy that prioritizes inputs to valuations methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the

Annual Report 2016	Upgraderfunds.com	43

NOTES TO THE FINANCIAL STATEMENTS SEPTEMBER 30, 2016, continued

security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2016:

FUNDX UPGRADER FUND	Level 1	Level 2	Level 3	Total
Investment Companies	$225,258,684	$ —	$ —	$225,258,684
Short-Term Investments	828,793	—	—	828,793
Total Investments in Securities	$226,087,477	$ —	$ —	$226,087,477

FUNDX AGGRESSIVE UPGRADER FUND	Level 1	Level 2	Level 3	Total
Investment Companies	$53,459,694	$ —	$ —	$53,459,694
Short-Term Investments	202,399	—	—	202,399
Total Investments in Securities	$53,662,093	$ —	$ —	$53,662,093

FUNDX CONSERVATIVE UPGRADER FUND	Level 1	Level 2	Level 3	Total
Investment Companies	$54,935,500	$ —	$ —	$54,935,500
Short-Term Investments	212,664	—	—	212,664
Total Investments in Securities	$55,148,164	$ —	$ —	$55,148,164

FUNDX FLEXIBLE INCOME FUND	Level 1	Level 2	Level 3	Total
Investment Companies	$91,264,843		$ —	$91,264,843
Short-Term Investments	253,468	—	—	253,468
Total Investments in Securities	$91,518,311	$ —	$ —	$91,518,311

FUNDX TACTICAL UPGRADER FUND	Level 1	Level 2	Level 3	Total
Investment Companies	$36,272,452	$ —	$ —	$36,272,452
Short-Term Investments	3,830,619	—	—	3,830,619
Purchased Options	—	228,500	—	228,500
Total Investments in Securities	$40,103,071	$228,500	$ —	$40,331,571

FUNDX FLEXIBLE TOTAL RETURN FUND	Level 1	Level 2	Level 3	Total
Investment Companies	$12,120,053	$ —	$ —	$12,120,053
Short-Term Investments	14,675	—	—	14,675
Total Investments in Securities	$12,134,728	$ —	$ —	$12,134,728

None of the Funds had transfer into or out of Levels 1 and 2 during the year ended September 30, 2016. The Funds recognize transfers at the end of each reporting period.

B. Federal Income Taxes. The Funds have elected to be taxed as “regulated investment companies” and intend to distribute substantially all taxable income to their shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

To avoid imposition of the excise tax applicable to regulated investment companies, each Fund intends to declare each year as dividends, in each calendar year, at least 98% of its net investment income (earned during the calendar year) and at least 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

44	Annual Report 2016

NOTES TO THE FINANCIAL STATEMENTS SEPTEMBER 30, 2016, continued

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year.

For fiscal year ended September 30, 2016, the following funds deferred capital losses in the following amounts:

UPGRADER FUND	$4,298,687
AGGRESSIVE FUND	1,445,182
CONSERVATIVE FUND	460,285

At September 30, 2016, the following capital loss carry forwards were available:

	Expires 2017	Infinite Short-Term	Infinite Long-Term	Total
UPGRADER FUND	$22,205,422	$ —	$ —	$22,205,422
AGGRESSIVE FUND	$16,329,637	$ —	$ —	$16,329,637
FLEXIBLE INCOME FUND	$ —	$2,875,861	$1,298,645	$4,174,506
TACTICAL FUND	$27,154,437	$ —	$ —	$27,154,437
FLEXIBLE TOTAL RETURN FUND	$ —	$725,808	$ —	$725,808

As of September 30, 2016, there was no Capital Loss Carryover for the FundX Conservative Upgrader Fund.

For fiscal year ended September 30, 2016, the following funds have utilized Capital Loss Carryover in the following amounts:

UPGRADER FUND	$6,246,913
AGGRESSIVE UPGRADER FUND	3,795,268
TACTICAL UPGRADER FUND	1,345,063

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2013-2015, or expected to be taken in the Funds’ 2016 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal and California State; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C. Securities Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on an identified cost basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

D. Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains on securities for the Funds normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

E. Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

F. Share Valuation. The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash and other assets, minus all liabilities by the total number of shares outstanding for each Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading. The offering and redemption price per share for each Fund is equal to each Fund’s net asset value per share.

G. Guarantees and Indemnifications. In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

H. Options Contracts. When the Funds write an option, an amount equal to the premium received by each Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Funds on the expiration date as realized gain from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commission, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Funds have a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Funds. The Funds, as writer of an option, bear the market risk of an unfavorable change in the price of the security underlying the written option.

Annual Report 2016	Upgraderfunds.com	45

NOTES TO THE FINANCIAL STATEMENTS SEPTEMBER 30, 2016, continued

When the Funds purchase an option, an amount equal to the premium paid by the Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the Funds enter into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities.

The activity in written options during the year ended September 30, 2016, is as follows:

FUNDX TACTICAL UPGRADER FUND	Contracts	Premiums Received
Options outstanding, beginning of period	23	$8,700
Options written	2,860	314,676
Options assigned	(336)	(25,684)
Options expired	(64)	(5,455)
Options closed	(2,483)	(292,237)
Options outstanding, end of period	—	—

The Funds have adopted financial reporting rules and regulations that require enhanced disclosure regarding derivatives and hedging activity intending to improve financial reporting of derivative instruments by enabling investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

The Tactical Fund and Flexible Total Return Fund may invest, at the time of purchase, up to 5% of the Funds’ net assets in options, which are a type of derivative and employ specialized trading techniques such as options trading to increase the Funds’ exposure to certain selected securities. The Tactical Fund and Flexible Total Return Fund may employ these techniques as hedging tools as well as speculatively to enhance returns. Other than when used for hedging, these techniques may be riskier than many investment strategies and may result in greater volatility for the Fund, particularly in periods of market declines. As a hedging tool, options may help cushion the impact of market declines, but may reduce the Funds’ participation  in a market advance. At September 30, 2016 the Flexible Total Return Fund had no investments in options. The Tactical Fund had purchased options as of September 30, 2016.

Statement of Assets and Liabilities – Market Values of Derivative Instruments as of September 30, 2016:

Market Value
FUNDX TACTICAL UPGRADER FUND
Equity Contracts	Investments in Securities	$228,500

Statement of Operations – The effect of derivative instruments on the Statement of Operations for the year ended September 30, 2016 were as follows:

Amount of realized gain (loss) on derivative instruments recognized in income:

	Purchased Options	Written Options
FUNDX TACTICAL UPGRADER FUND	$169,725	$22,025

Change in unrealized appreciation (depreciation) on derivative instruments recognized in income:

	Purchased Options	Written Options
FUNDX TACTICAL UPGRADER FUND	$29,740	$385

I. Reclassification of Capital Accounts. Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent difference be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the fiscal year ended September 30, 2016, the following adjustments were made:

	Undistributed Net Investment Income	Accumulated Gains/Losses	Paid-In Capital
UPGRADER FUND	$600,220	$(600,220)	$ —
AGGRESSIVE FUND	62,556	(62,556)	—
CONSERVATIVE FUND	89,569	(89,569)	—
FLEXIBLE INCOME FUND	(382,712)	(37,230)	419,942
TACTICAL FUND	—	4,707,220	(4,707,220)
FLEXIBLE TOTAL RETURN FUND	(137,537)	(42,791)	180,328

46	Annual Report 2016

NOTES TO THE FINANCIAL STATEMENTS SEPTEMBER 30, 2016, continued

The permanent differences primarily relate to ETF and mutual fund dividend reclassifications and net operating losses.

J. Subsequent Events. In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date these financial statements were issued.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS
FundX Investment Group, LLC (the “Advisor”) provides the Funds with investment management services under an Investment Advisory Agreement (the “Agreement”). Under the Agreement, the Advisor furnishes all investment advice, office space, certain administrative services and most of the personnel needed by the Funds. As compensation for its services, the Advisor receives a monthly fee at the annual rate of 1.00% on the first $500 million of average daily net assets, 0.90% on net assets of $500 million to $750 million, 0.80% on net assets of $750 million to $1 billion and 0.70% on net assets exceeding $1 billion for the Upgrader Fund, the Aggressive Fund and the Conservative Fund. For the Flexible Income Fund, the Advisor receives a monthly fee at an annual rate of 0.70% based upon the average daily net assets of the Fund. For the Tactical Fund and the Flexible Total Return Fund, the Advisor receives a monthly fee at the annual rate of 1.00% based upon the average daily net assets of each fund. For the year ended September 30, 2016, the Upgrader Fund, Aggressive Fund, Conservative Fund, Flexible Income Fund, Tactical Fund and Flexible Total Return Fund incurred $2,361,243, $571,540, $543,081, $641,299, $373,376 and $132,509 in investment advisory fees, respectively.

The Advisor has contractually agreed to limit the Funds’ total operating expenses by reducing all or a portion of their fees and reimbursing the Funds’ expenses so that their ratio of expenses to average net assets will not exceed the following:

UPGRADER FUND	1.35%	FLEXIBLE INCOME FUND	0.99%
AGGRESSIVE FUND	1.35%	TACTICAL FUND	1.35%
CONSERVATIVE FUND	1.35%	FLEXIBLE TOTAL RETURN FUND	1.25%

From August 4, 2014, the Fund’s commencement of operations, to January 31, 2016 the Fund’s expense were capped at 1.25%, 1.25%, 1.25%, 0.99%, 1.25%, and 1.25% of average daily net assets for the Upgrader Fund, Aggressive Fund, Conservative Fund, Flexible Income Fund, Tactical Fund, and Flexible Total Return Fund, respectively. On November 18, 2015 the Board of Trustees approved a proposal to increase the expense cap to 1.35%, 1.35%, 1.35%, and 1.35% of average daily net assets for the Upgrader Fund, Aggressive Fund, Conservative Fund, and Tactical Fund, respectively, effective February 1, 2016. There were no changes to the allowable expense of Flexible Income Fund and Flexible Total Return Fund.

The contract is in effect through January 31, 2018 and may be terminated at any time by the Board of Trustees upon sixty days written notice to the Advisor. The Advisor is permitted to seek reimbursement from the Funds, subject to limitations, for fees waived and/or Fund expenses it pays over the following three years after such payment. The Funds must pay their current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses. Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated. For the year ended September 30, 2016 the Advisor waived $43,606, $52,366, $45,624, $17,601, $39,159 and $66,132 in fees for the Upgrader Fund, Aggressive Fund, Conservative Fund, Flexible Income, Tactical Fund and Flexible Total Return Fund, respectively.

At September 30, 2016, the remaining cumulative unreimbursed amount paid and/or waived by the Advisor on behalf of the Upgrader Fund, Aggressive Fund, Conservative Fund, Flexible Income, Tactical Fund and Flexible Total Return Fund that may be recouped was $157,377, $233,951, $207,728, $81,164, $154,495 and $218,703 respectively. The Advisor may recapture portions of the above amounts no later than the dates as stated below:

	September
	2017	2018	2019	Total
UPGRADER FUND	$21,723	$92,048	$43,606	$157,377
AGGRESSIVE FUND	81,963	99,364	52,366	233,693
CONSERVATIVE FUND	67,703	94,401	45,624	207,728
FLEXIBLE INCOME FUND	—	63,563	17,601	81,164
TACTICAL FUND	46,826	68,510	39,159	154,495
FLEXIBLE TOTAL RETURN FUND	80,268	72,303	66,132	218,703

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly owned subsidiary of U.S. Bancorp, serves as the Funds’ Administrator (“Administrator”) and, in that capacity, performs various administrative and accounting services for the Funds. USBFS also serves as the Funds’ fund accountant, transfer agent, dividend disbursing agent and registrar. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Funds. Fees paid by the Funds for Administration services for the six months ended September 30, 2016 are disclosed in the Statements of Operations.

Annual Report 2016	Upgraderfunds.com	47

NOTES TO THE FINANCIAL STATEMENTS SEPTEMBER 30, 2016, continued

Quasar Distributors, LLC (the “Distributor”) serves as principal underwriter for shares of the Funds, and acts as each Fund’s Distributor in a continuous public offering of each Fund’s shares. U.S. Bank, N.A. (“U.S. Bank”) serves as the Funds’ custodian (the “Custodian”). Both the Distributor and Custodian are both affiliates of the Administrator.

U.S. Bank receives fees from the underlying funds (“Underlying Funds”) in which the Funds invest for servicing these same shareholder accounts of the underlying Funds by third parties. USBFS and the Funds have agreed that USBFS will reduce its fees for fund administration, fund accounting, fund transfer agency and fund custodial services in an amount equal to 70% of the fees received by U.S. Bank. For the year ended September 30, 2016, this expense reduction, in aggregate, equaled $46,393, $12,518, $11,581, $17,342, $2,097 and $0 for the Upgrader Fund, Aggressive Fund, Conservative Fund, Flexible Income Fund, Tactical Fund and Flexible Total Return Fund, respectively. These expense reductions are reflected on the Statement of Operations as “expenses paid indirectly.”

NOTE 4 –  PURCHASES AND SALES OF SECURITIES
The cost of purchases and proceeds from the sales of securities, excluding short-term investments, for the year ended September 30, 2016 are as follows:

	Purchases	Sales
UPGRADER FUND	$406,316,869	$431,879,812
AGGRESSIVE FUND	129,381,685	139,103,293
CONSERVATIVE FUND	75,778,426	75,966,778
FLEXIBLE INCOME FUND	117,739,209	135,564,183
TACTICAL FUND	80,718,398	82,021,176
FLEXIBLE TOTAL RETURN FUND	20,755,754	26,808,028

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the year ended September 30, 2016 and the year ended September 30, 2015 were as follows:

	September 30, 2016		September 30, 2015
	Ordinary Income	Long-Term Capital Gain*	Ordinary Income	Long-Term Capital Gain*
UPGRADER FUND	$1,249,259	$ —	$1,038,279	$ —
AGGRESSIVE FUND	45,789	—	194,777	—
CONSERVATIVE FUND	801,257	1,363,384	2,611,859	3,875,642
FLEXIBLE INCOME FUND	3,228,339	—	5,055,726	3,454,367
TACTICAL FUND	208,887	—	84,336	—
FLEXIBLE TOTAL RETURN FUND	241,607	—	210,314	91,380

* Designated as long-term capital gain divided, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended September 30, 2016.

As of September 30, 2016, components of distributable earnings on a tax basis were as follows:

	FUNDX UPGRADER FUND	FUNDX AGGRESSIVE UPGRADER FUND	FUNDX CONSERVATIVE UPGRADER FUND
Cost of investments	$214,482,936	$50,216,878	$52,714,956
Gross tax unrealized appreciation	12,278,890	3,709,038	2,539,460
Gross tax unrealized depreciation	(674,349)	(263,823)	(106,252)
Net tax unrealized appreciation	$11,604,541	$3,445,215	$2,433,208
Undistributed ordinary income	$1,142,183	$47,296	$466,078
Undistributed long-term capital gain	—	—	—
Total distributable earnings	1,142,183	47,296	466,078
Other accumulated loss	(26,504,109)	(17,774,819)	(460,285)
Total accumulated gain/(loss)	$(13,757,385)	$(14,282,308)	$2,439,001

48	Annual Report 2016

NOTES TO THE FINANCIAL STATEMENTS SEPTEMBER 30, 2016, continued

	FUNDX FLEXIBLE INCOME FUND	FUNDX TACTICAL UPGRADER FUND	FUNDX FLEXIBLE TOTAL RETURN FUND
Cost of investments	$88,341,022	$38,838,601	$11,777,934
Gross tax unrealized appreciation	3,224,156	1,584,276	365,387
Gross tax unrealized depreciation	(46,867)	(91,306)	(8,593)
Net tax unrealized appreciation	$3,177,289	$1,492,970	$356,794
Undistributed ordinary income	$1,438,452	$128,072	$167,942
Undistributed long-term capital gain	—	—	—
Total distributable earnings	1,438,452	128,072	167,942
Other accumulated loss	(4,174,506)	(27,154,437)	(725,808)
Total accumulated gain/(loss)	$441,235	$(25,533,395)	$(201,072)

Differences between book-basis and tax-basis unrealized appreciation is attributable to wash sale deferrals.

NOTE 6 – CREDIT FACILITY
U.S. Bank N.A. had made available a $50 million unsecured line of credit pursuant to a Loan and Security Agreement for the Funds in aggregate to be used temporarily for extraordinary or emergency purposes, including the financing of redemptions. For the year ended September 30, 2016 the average interest rate on the credit facility was 3.50% (prime rate) for each of the Funds. Advances were not collateralized by a first lien against the Funds’ assets. During the year ended September 30, 2016 the Funds had the following:

	Outstanding Daily Average Balance for the Period	Maximum Amounts Outstanding for the Period	Interest Expense for the Period
UPGRADER FUND	$31,664	$2,044,000	$1,013
AGGRESSIVE FUND	9,131	782,000	329
CONSERVATIVE FUND	6,956	775,000	304
FLEXIBLE INCOME FUND	125,240	10,700,000	631
TACTICAL FUND	4,792	712,000	164
FLEXIBLE TOTAL RETURN FUND	72,454	4,977,000	490

Annual Report 2016	Upgraderfunds.com	49

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders of
FundX Investment Trust

We have audited the accompanying statements of assets and liabilities of the FundX Upgrader Fund, the FundX Aggressive Upgrader Fund, the FundX Conservative Upgrader Fund, the FundX Flexible Income Fund, the FundX Tactical Upgrader Fund and the FundX Flexible Total Return Fund (collectively the “Funds”), each a series of shares of FundX Investment Trust (the “Trust”), including the schedules of investments as of September 30, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2016 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above mentioned Funds as of September 30, 2016 the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
November 18, 2016

50	Annual Report 2016

EXPENSE EXAMPLE FOR THE YEAR ENDED SEPTEMBER 30, 2016 (UNAUDITED)

As a shareholder of the FundX Upgrader Funds (the “Funds”), you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees and other Fund expenses. In addition to the costs discussed, the FundX Upgrader Funds also incur acquired fund fees and expenses that are not contemplated in the table below. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period.

ACTUAL EXPENSES
 The first line of the tables below provides information about actual account values based on actual returns and actual expenses. Although the Funds charge no sales load or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, currently, the Funds’ transfer agent charges a $15.00 fee. Investment Retirement Accounts (“IRA”) will be charged a $15.00 annual maintenance fee. To the extent a Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds may vary. These expenses are not included in the examples below. The examples below include, but are not limited to, investment advisory, shareholder servicing, fund accounting, custody and transfer agent fees. However, the examples below do not include portfolio trading commissions and related expenses, interest expense or dividends on short positions taken by a Fund and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6). Then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
 The second line of the tables below provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/16	Ending Account Value 9/30/16	Expenses Paid During the Period*
FUNDX UPGRADER FUND
Actual	$1,000.00	$1,047.90	$6.61
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.55	$6.51
FUNDX AGGRESSIVE UPGRADER FUND
Actual	$1,000.00	$1,057.60	$6.87
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.32	$6.74
FUNDX CONSERVATIVE UPGRADER FUND
Actual	$1,000.00	$1,046.00	$6.81
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.34	$6.72
FUNDX FLEXIBLE INCOME FUND
Actual	$1,000.00	$1,042.70	$4.97
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.13	$4.92
FUNDX TACTICAL UPGRADER FUND
Actual	$1,000.00	$1,053.20	$6.92
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.25	$6.81
FUNDX FLEXIBLE TOTAL RETURN FUND
Actual	$1,000.00	$1,037.70	$6.38
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.74	$6.32

* The calculations are based on expenses incurred during the most recent six-month period. The annualized six-month expense ratios for FundX Upgrader Fund, FundX Aggressive Upgrader Fund, FundX Conservative Upgrader Fund, FundX Flexible Income Fund, FundX Tactical Upgrader Fund and FundX Flexible Total Return Fund were 1.29%, 1.34%, 1.33%, 0.97%, 1.35% and 1.25%, respectively. The dollar amounts shown as expenses paid during the period are equal to the annualized six-month expense ratio multiplied by the average account value during the period, multiplied by 183/366 to reflect the one-half year period.

Annual Report 2016	Upgraderfunds.com	51

TRUSTEES AND EXECUTIVE OFFICERS (UNAUDITED)

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Fund. The Board, in turn, elects the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and its separate series. The current trustees and officers of the Trust, their dates of birth, positions with the Trust, terms of office with the Trust and length of time served, their principal occupations for the past five years and other directorships are set forth in the table below.

Name, Address & Age	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustees	Other Directorships Held During the Past 5 Years
Independent Trustees of the Trust (1)
Jan Gullett (born 1954) c/o FundX Investment Trust 253 Montgomery Street, Suite #1049 San Francisco, CA 94104	Trustee	Indefinite term; Since April 2014	President & Founder, AVANTX, Inc. (a private firm providing dynamic trading system algorithm signals and services that supplement a long term investment portfolio), August 2006 to present.	6	None
Gregg B. Keeling (born 1955) c/o FundX Investment Trust 253 Montgomery Street, Suite #1049 San Francisco, CA 94104	Trustee	Indefinite term; Since April 2014	Retired; Acting President of Meridian Fund, Inc. (SEC registered investment company), 2012-2013; CFO of Meridian Fund, Inc. 1999- 2013; CCO of Meridian Fund, Inc. and Aster Investment Management Company, Inc. (SEC registered investment adviser) 2004-2013; Vice President of Operations, Aster Investment Management Company, Inc., 1999-2013.	6	None
Kimun Lee (born 1946) c/o FundX Investment Trust 253 Montgomery Street, Suite #1049 San Francisco, CA 94104	Trustee	Indefinite term; Since April 2014	Investment Adviser and Principal, Resources Consolidated (1980- Present).	6
Director, Board of Firsthand Technology Value Fund, (One Portfolio) (2010- Present). Trustee, Firsthand Funds (two portfolios) (2013- Present). Principal and Director of iShares Delaware Trust Sponsor, LLC, a commodity pool operator that operates iShares Gold Trust, iShares Silver Trust, iShares Dow Jones - UBS Roll Select Commodity Index Trust and iShares S&P GSCI Commodity-Indexed Trust. (2009-Present).

Interested Trustees and Officers of the Trust
Janet Brown (born 1950) FundX Investment Group 253 Montgomery Street, Suite #1049 San Francisco, CA 94104	Chairperson and Interested Trustee	Indefinite Term; Since March 2014	President, FundX Investment Group, since 1978.	6	N/A

52	Annual Report 2016

TRUSTEES AND EXECUTIVE OFFICERS (UNAUDITED)

Interested Trustees and Officers of the Trust
Name, Address & Age	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustees	Other Directorships Held During the Past 5 Years
Jason Browne (born 1970) FundX Investment Group 253 Montgomery Street, Suite #1049 San Francisco, CA 94104	President	Indefinite Term; Since April 2014	Chief Investment Officer, FundX Investment Group, since June 2000.	N/A	N/A
Sean McKeon (born 1957) FundX Investment Group 253 Montgomery Street, Suite #1049 San Francisco, CA 94104	Chief Compliance Officer Treasurer	Since August 2015 Indefinite Term; Since April 2014	Portfolio Manager, FundX Investment Group, since 1990.	N/A	N/A
Jeff Smith (born 1975) FundX Investment Group 253 Montgomery Street, Suite #1049 San Francisco, CA 94104	Secretary	Indefinite Term; Since April 2014	Managing Partner, FundX Investment Group, since 2001.	N/A	N/A

Annual Report 2016	Upgraderfunds.com	53

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT (UNAUDITED)

On May 18, 2016, the Fund’s Board of Trustees, by a unanimous vote, including a separate vote of those trustees who are not “interested persons” (as defined in the Investment Company Act of 1940), approved the renewal and continuation of the investment management agreement (the “Advisory Agreement”) between FundX Investment Trust (the “Trust”), on behalf of FundX Upgrader Fund, FundX Flexible Income Fund, FundX Conservative Upgrader Fund, FundX Aggressive Upgrader Fund, FundX Tactical Upgrader Fund, and FundX Flexible Total Return Fund, (collectively the “Funds”) and its investment advisor, FundX Investment Group, LLC (the “Advisor”) for an additional term of one year through August 4, 2017.

In connection with their deliberations, the Board requested, and the Advisor provided, information that the Board (with the advice from independent legal counsel) deemed reasonably necessary for the Independent Trustees to gain a sufficiently detailed understanding of the services provided by the Advisor and to ensure that all necessary and relevant information was duly considered.

The Board considered a variety of factors in connection with its review of the Advisory Agreement, also taking into account information provided by the Advisor during the course of the year. The following summarizes key factors considered:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the Fund by the Advisor. These services included, but were not limited to, directing each individual Fund’s investments in accordance with its investment program and the overall management of the Funds’ investment portfolios, as well as a variety of related activities such as investment valuation and pricing; operational and administrative services; compliance; maintaining the Fund’s records, filings and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the Funds, as well as the Advisor’s compliance record. The resources and capabilities of the Advisor and the services provided by Advisor personnel were deemed to be adequate in all material respects and in line with industry standards. The Board also considered the Advisor’s plans and commitments with respect to future enhancements and improvements to the investment decision processes, as well as plans for future investment in the business. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor. The Board also considered the Advisor’s stated strategy to invest in other investment companies (“Acquired Funds”), rather than making direct investments in the underlying securities in which the Acquired Funds invest. The Board concluded that the services provided under the Advisory Agreement were not duplicative of the services provided under the Acquired Funds’ advisory contracts.

Comparative Performance and Expense Information
The Board reviewed and considered independent performance and expense summaries provided by Morningstar® with respect to each Fund compared with peer group funds managed by other advisors identified by Morningstar. The Morningstar reports provided information regarding advisory fee rates, expense ratios, and transfer agency, custodial, and distribution expenses, as well as performance comparisons to each Fund’s peer group and appropriate indices, including risk adjusted performance analysis, standard deviation versus total return and performance consistency. The Board noted that the Advisor’s proprietary “upgrading” strategy for the Funds makes the Funds somewhat unique compared to other funds within their Morningstar peer group universe, which was duly considered as part of the Board’s evaluation of the Morningstar reports. The Board also considered that the Advisor’s fund of funds structure provides certain advisory services not provided by peer funds which lack this structure. These services include proprietary “upgrading” methodologies for portfolio construction, with constant monitoring and on-going rotation among funds held in investment portfolios.

The Board considered short-term and long-term investment performance for each Fund. While the information provided in the Morningstar® report showed that the Funds’ short-term performance lags their respective benchmarks and compares unfavorably to some peers, the Board concluded that the comparable long-term total return performance record for all Funds is favorable and indicates the potential benefit of the Advisor’s proprietary “upgrading” management strategy, demonstrating the Advisor’s ability to provide value for shareholders over longer periods of time.

The Board considered expense ratios and base management fees for each of the Funds and concluded that they were within a reasonable range when compared to peer funds with similar management fee structures, particularly in light of the Funds not having 12b-1 fees, in contrast to the majority of the Morningstar peer group funds. The Board also considered the Advisor’s continuing commitment to provide expense limitation agreements for the Funds. Additionally, the Board considered management fee breakpoints and concluded that they were adequate to provide reasonable sharing of benefits with shareholders with respect to potential economies of scale related to future growth of the Funds. The Board also considered fees charged by the Advisor to the Funds in relation to the fees charged to the Advisor’s separately managed private accounts that have investment programs similar to those of the Funds and concluded that fees were reasonable when considered in relation to the additional work the Advisor is required to perform for Fund shareholder accounts, versus private accounts, in particular with respect to added regulatory compliance, expanded disclosure requirements, service provider oversight, and related additional levels of review, record keeping and reporting.

Other Considerations
The Board considered the Funds’ portfolio turnover and brokerage commissions, including “soft dollar” arrangements, and concluded that the Advisor does not unduly benefit from such arrangements or receive other “fall out” benefits related to Fund portfolio trading.

The Board additionally considered that the Advisor has made a substantial commitment to recruiting and retaining high quality personnel and maintaining sufficient financial, compliance and operational resources reasonably necessary to manage the Funds in a consistently professional manner and in the best interests of the Funds and their shareholders.

54	Annual Report 2016

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT (UNAUDITED), continued

The Board also noted that the Advisor has a longstanding professional and entrepreneurial commitment to the proprietary “upgrader” management process and to the success of the Funds.

The Board also reviewed and considered information regarding the Advisor’s financial position and the Advisor’s overall profitability, taking into account both the direct benefits and the indirect benefits to the Advisor on account of the advisory relationship with the Funds. The Board considered multiple factors with respect to profitability, including the Advisor’s corporate capital structure and capital investment, along with management expenses, staffing levels, employee incentives and compensation. In light of such factors, the Board concluded that the profits and profitability of the Advisor are reasonable and that the Advisor’s profit levels are adequate to support the level and scope of services that the Advisor has contractually agreed to provide to the Funds.
Conclusions
On the basis of the Board’s consideration and review of the services to be performed and the fees to be charged by the Advisor for investment advisory services, and in light of overall expense ratios and investment performance of comparable peer group funds, the Board concluded that the investment advisory fee levels are reasonable and acceptable.

Based on their evaluation of all and certain relevant material factors, summarized above, and assisted by the advice of independent legal counsel to the Independent Trustees, the Board, including the Independent Trustees, concluded that the approval of the renewal and continuation of the Advisory Agreement is in the best interests of each Fund and its shareholders. In making their decisions, the Board did not identify any one single factor as being controlling; rather the Board weighted and balanced a combination of factors deemed relevant by the Board.

Annual Report 2016	Upgraderfunds.com	55

INFORMATION ABOUT PROXY VOTING (UNAUDITED)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free at (866) 455-FUND [3863] and by accessing the Funds’ website at www.upgraderfunds.com. Furthermore, you can obtain the description on the SEC’s website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30 is available without charge, by calling toll-free at (866) 455-FUND [3863]. In addition, you can obtain the Funds’ proxy voting records on the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (UNAUDITED)

The Funds file their complete schedule of portfolio holdings for their first and third fiscal quarters with the SEC on Form N-Q. The Funds’ Form N-Q is available without charge, upon request, by calling toll-free at (866) 455-FUND [3863]. Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov. The Funds’ schedules of portfolio holdings are posted on their website at www.upgraderfunds.com within five business days after each month-end.

FEDERAL TAX INFORMATION (UNAUDITED)

For the fiscal year ended September 30, 2016, certain dividends paid by the Funds may qualify as “qualified dividends” which are generally subject to a maximum tax rate of 20%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

UPGRADER	100.00%
AGGRESSIVE UPGRADER	100.00%
CONSERVATIVE UPGRADER	84.43%
FLEXIBLE INCOME	31.54%
TACTICAL UPGRADER	100.00%
FLEXIBLE TOTAL RETURN	42.59%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended September 30, 2016 was as follows:

UPGRADER	100.00%
AGGRESSIVE UPGRADER	100.00%
CONSERVATIVE UPGRADER	59.13%
FLEXIBLE INCOME	16.40%
TACTICAL UPGRADER	100.00%
FLEXIBLE TOTAL RETURN	23.15%

The Percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) for each Fund were as follows (unaudited).

UPGRADER	0.00%
AGGRESSIVE UPGRADER	0.00%
CONSERVATIVE UPGRADER	0.00%
FLEXIBLE INCOME	0.00%
TACTICAL UPGRADER	0.00%
FLEXIBLE TOTAL RETURN	0.00%

56	Annual Report 2016

HOUSEHOLDING (UNAUDITED)

In an effort to conserve resources, the Funds intend to reduce the number of duplicate Prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to addresses where we reasonably believe two or more accounts are from the same family. If you would like to discontinue householding for your accounts, please call toll-free (866) 455-FUND [3863] to request individual copies of these documents. We will begin sending individual copies thirty days after receiving your request to stop householding. This policy does not apply to account statements.

INFORMATION ABOUT THE FUNDS’ TRUSTEES (UNAUDITED)

The Statement of Additional Information (“SAI”) includes additional information about the Funds’ Trustees and is available without charge, upon request, by calling (866) 455-FUND [3863]. Furthermore, you can obtain the SAI on the SEC’s website at www.sec.gov or the Funds’ website at www.upgraderfunds.com.

PRIVACY NOTICE

The Funds collect non-public information about you from the following sources:

●	Information we receive about you on applications or other forms;
●	Information you give us orally; and
●	Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Annual Report 2016	Upgraderfunds.com	57

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FundX Upgrader Funds

Fund	Symbol	CUSIP
FundX Upgrader Fund	FUNDX	360876106
FundX Aggressive Upgrader Fund	HOTFX	360876403
FundX Conservative Upgrader Fund	RELAX	360876304
FundX Flexible Income Fund	INCMX	360876205
FundX Tactical Upgrader Fund	TACTX	360876502
FundX Flexible Total Return Fund	TOTLX	360876601

This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Contact Us:

For more about our funds and their strategy: 800-763-8639
www.upgraderfunds.com For account information: 866-455-FUND

Advisor

Distributor

Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

Transfer Agent

U.S.Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202
(866) 455-FUND

Custodian

U.S.Bank,N.A.
Custody Operations
1555 N.RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Legal Counsel

Cravath & Associates, LLC
19809 Shady Brook Way
Gaithersburg, MD 20879

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its Code of Ethics by mail when they call the registrant at 1-800-455-3863.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees (the “trustees”) has determined that there is at least one audit committee financial expert serving on its audit committee. Gregg B. Keeling is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 09/30/2016	FYE 09/30/2015
Audit Fees	$123,400	$123,400
Audit-Related Fees	$0	$0
Tax Fees	$15,600	$15,600
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 09/30/2016	FYE 09/30/2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)
The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 09/30/2016	FYE 09/30/2015
Registrant	None	None
Registrant’s Investment Adviser	None	None

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s nominating committee charter does not contain any procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Incorporated by reference to Registrant’s form N-CSR filed December 3, 2014.  Also, provided free of charge, upon request, as described in Item 2 of this form N-CSR.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  FundX Investment Trust

By (Signature and Title)* /s/ Jason Brown
                                             Jason Browne, President/Principal Executive Officer

Date  November 23, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Jason Browne
                                             Jason Browne, President/Principal Executive Officer

Date  November 23, 2016

By (Signature and Title) * /s/ Sean McKeon
                                               Sean McKeon, Treasurer/Principal Financial Officer

Date  November 23, 2016